SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x] Filed by a Party other than the Registrant Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)
     (2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            GP STRATEGIES CORPORATION
             --------------------------- --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[x]      No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11. (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         (4)   Proposed maximum aggregate value of transaction:

         (5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4)  Date Filed:

                            GP STRATEGIES CORPORATION
                             777 Westchester Avenue
                          White Plains, New York 10604

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held October 29, 2003

To the Stockholders:

    The Annual Meeting of Stockholders of GP Strategies Corporation (the "Company") will be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York, on the 29th day of October, 2003, at 10:00 a.m., local time, for the following purposes:

        1. To elect nine Directors to serve until the next Annual Meeting and until their respective successors are elected and qualify.

        2. To approve the Company's 2003 Incentive Stock Plan.

        3. To ratify the Board of Directors' appointment of KPMG LLP, independent certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 2003.

        4. To transact such other business as may properly come before the meeting or any adjournments thereof.

    Only stockholders of record as of the close of business on September 15, 2003 are entitled to receive notice of and to vote at the meeting. A list of such stockholders shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten days prior to the meeting, at the offices of the Company, 777 Westchester Avenue, Fourth Floor, White Plains, New York.

By Order of the Board of Directors

Lydia M. DeSantis
Secretary

New York, New York
October 3, 2003

Whether or not you plan to attend the annual meeting, please fill in, date and sign the enclosed Proxy and return it promptly in the enclosed postage prepaid return envelope.

                            GP STRATEGIES CORPORATION
                             777 Westchester Avenue
                          White Plains, New York 10604

                                 ---------------

                                                            New York, New York
                                                              October 3, 2003

                                 PROXY STATEMENT

    The accompanying Proxy is solicited by and on behalf of the Board of Directors of GP Strategies Corporation, a Delaware corporation (the "Company"), for use only at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York, on the 29th day of October, 2003, at 10:00 a.m., local time, and at any adjournments thereof. The approximate date on which this Proxy Statement and the accompanying Proxy were first given or sent to security holders was October 3, 2003.

    Each Proxy executed and returned by a stockholder may be revoked at any time thereafter, by written notice to that effect to the Company, attention of the Secretary, prior to the Annual Meeting, or to the Chairman, or the Inspectors of Election, at the Annual Meeting, or by the execution and return of a later-dated Proxy, except as to any matter voted upon prior to such revocation.

    The Proxies in the accompanying form will be voted in accordance with the specifications made and where no specifications are given, such Proxies will be voted FOR the nine nominees for election as directors named herein, FOR the approval of the Company's 2003 Incentive Stock Plan (the "2003 Plan"), and FOR the ratification of the selection of KPMG LLP as the Company's independent auditors. In the discretion of the proxy holders, the Proxies will also be voted FOR or AGAINST such other matters as may properly come before the meeting. The management of the Company is not aware that any other matters are to be presented for action at the meeting. Although it is intended that the Proxies will be voted for the nominees named herein, the holders of the Proxies reserve discretion to cast votes for individuals other than such nominees in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. The Proxies may not be voted for a greater number of persons than the number of nominees named. The election of directors will be determined by a plurality of the votes of the holders of shares of Common Stock and Class B Stock present in person or represented by proxy at the Annual Meeting. Accordingly, in the case of shares that are present or represented at the Annual Meeting for quorum purposes, not voting such shares for a particular nominee for director, including by withholding authority on the Proxy, will not operate to prevent the election of such nominee if he otherwise receives a plurality of the votes. For the approval of the 2003 Plan, and for the ratification of the selection of the Company's independent auditors and any other item voted upon at the Annual Meeting, the affirmative vote of the holders of shares of Common Stock and Class B Stock entitled to cast a majority of the votes present in person or represented by proxy at the Annual Meeting will be required for approval. Accordingly, abstentions will have the same legal effect as a negative vote. Broker non-votes will not be counted in determining the number of shares necessary for approval.

                                VOTING SECURITIES

    The Board of Directors has fixed the close of business on September 15, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting. The issued and outstanding capital stock of the Company on September 15, 2003 consisted of 16,234,318 shares of Common Stock, each entitled to one vote, and 1,200,000 shares of Class B Stock, each entitled to ten votes. A quorum of the stockholders is constituted by the presence, in person or by proxy, of holders of record of Common Stock and Class B Stock, representing a majority of the number of votes entitled to be cast. The only difference in the rights of the holders of Common Stock and the rights of holders of Class B Stock is that the former class has one vote per share and the latter class has ten votes per share. The Class B Stock is convertible at any time into shares of Common Stock on a share for share basis at the option of the holders thereof.

                             PRINCIPAL STOCKHOLDERS

    The following table sets forth the number of shares of Class B Stock and Common Stock beneficially owned as of September 15, 2003, by each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Class B Stock or Common Stock.

                                                                                       Amount and
                                                 Name and Address                       Nature of         Percent of
                Title of Class                  of Beneficial Owner               Beneficial Ownership     Class(1)
              ------------------    ------------------------------------------  ------------------------  ---------
              Class B Stock         Jerome I. Feldman                           568,750 shares(2)            47.4%
                                    c/o GP Strategies Corporation
                                    777 Westchester Avenue
                                    White Plains, NY 10604

              Class B Stock         Bedford Oak Partners, L.P.                  300,000 shares(3)            25.0%
                                    100 South Bedford Road
                                    Mt. Kisco, NY 10549

              Class B Stock         EGI-Fund (02-04) Investors, L.L.C.          300,000 shares(4)            25.0%
                                    Two N. Riverside Plaza
                                    Chicago, IL 60606

              Common Stock          Jerome I. Feldman                           711,170 shares(2)(5)          4.2%

              Common Stock          Bedford Oak Partners, L.P.                  2,431,500 shares(3)(6)       14.7%

              Common Stock          Gabelli Asset Management, Inc.              1,412,200 shares(7)           8.7%
                                    One Corporate Center
                                    Rye, NY 10580

              Common Stock          EGI-Fund (02-04) Investors, L.L.C.          1,390,000 shares(4)(8)        8.4%

              Common Stock          Caxton International Limited                1,251,200 shares(9)           7.7%
                                    315 Enterprise Drive
                                    Plainsboro, NJ 08536

              Common Stock          Dimensional Fund Advisors, Inc.             925,455 shares(10)            5.7%
                                    1299 Ocean Avenue
                                    Santa Monica, CA 90401

              Common Stock          Liberty Wanger Asset Management L.P.        870,000 shares(11)            5.4%
                                    227 West Monroe Street
                                    Chicago, IL 60606

              Common Stock          Pequot Capital Management, Inc.             805,400 shares (12)             5.0%
                                    500 Nyala Farm Road
                                    Westport, CT 06880

              Common Stock          GP Retirement Savings Plan                  760,247 shares(13)            5.0%
                                    6095 Marshalee Drive
                                    Elkridge, Maryland 21046

----------
    (1) The percentage of class calculation for Class B Stock assumes for each beneficial owner that no shares of Class B Stock are converted into

        Common Stock by the named beneficial owner or any other stockholder. The percentage of class calculation for Common Stock assumes for each beneficial owner that (i) all options are exercised in full and all shares of Class B Stock are converted into Common Stock only by the named beneficial owner and (ii) no other options are exercised and no other shares of Class B Stock are converted by any other stockholder.

    (2) On December 29, 1998, Martin M. Pollak granted certain rights of first refusal with respect to his Class B Stock and options to purchase Class B Stock to Mr. Feldman and his family, and Mr. Feldman granted certain tag-along rights with respect to Class B Stock and options to purchase Class B Stock to Mr. Pollak and his family. In addition, Mr. Pollak agreed that, until May 31, 2004, during any period commencing on the date any person or group commences or enters into, or publicly announces an intention to commence or enter into, and ending on the date such person abandons a tender offer, proxy fight, or other transaction that may result in a change in control of the Company, he will vote his shares of Common Stock and Class B Stock on any matter in accordance with the recommendation of the Board of Directors. Mr. Pollak retired as the Executive Vice President and Treasurer of the Company on May 31, 1999.

    (3) Based on a Schedule 13D filed jointly by Bedford Oak Partners, L.P. ("Bedford Oak"), Bedford Oak Advisors, LLC and Harvey P. Eisen with the Securities and Exchange Commission ("SEC") on July 25, 2002.
        See "Certain Transactions."

    (4) Based on a Schedule 13D filed by EGI-Fund (02-04) Investors, L.L.C. ("EGI") with the SEC on May 13, 2002 and information supplied by EGI. See "Certain Transactions."

    (5) Includes (i) 1,173 shares of Common Stock held by members of Mr. Feldman's family, (ii) 568,750 shares of Common Stock issuable upon conversion of Class B Stock held by Mr. Feldman, (iii) 120,289 shares of Common Stock issuable upon exercise of currently exercisable stock options held by Mr. Feldman and (iii) 4,058 shares of Common Stock allocated to Mr. Feldman's account pursuant to the provisions of the GP Retirement Savings Plan (the "GP Plan"). Mr. Feldman disclaims beneficial ownership of the 1,173 shares of Common Stock held by members of his family.

    (6) Includes 300,000 shares of Common Stock issuable upon conversion of Class B Stock held by Bedford Oak.

    (7) Based on a Schedule 13D filed jointly by Gabelli Funds, LLC, GAMCO Investors, Inc., MJG Associates, Inc. and Gabelli Advisors, Inc. (collectively "Gabelli Asset Management, Inc.") with the SEC on August 20, 2003. Includes 937,500 shares issuable upon exercise of warrants to purchase shares of the Company's
        Common Stock.  See "Certain Transactions."

    (8) Includes 300,000 shares of Common Stock issuable upon conversion of Class B Stock held by EGI.

    (9) Based on a Schedule 13D/A filed jointly by Caxton International Limited, Caxton Equity Growth (BVI) Ltd., Caxton Equity Growth LLC, and Caxton Associates, L.L.C. with the SEC on June 4, 2002.

   (10) Based on a Schedule 13G filed by Dimensional Fund Advisors Inc. ("Dimensional") with the SEC on February 3, 2003. Dimensional has informed the Company that the shares are owned by advisory clients of Dimensional and that Dimensional disclaims beneficial ownership of such shares.

   (11) Based on a Schedule 13G filed by Liberty Wanger Asset Management, L.P. ("LWAM") with the SEC on February 4, 2003. LWAM has informed the Company that the shares have been acquired by LWAM on behalf of its discretionary clients.

   (12) Based on a Schedule 13G filed by Pequot Capital Management, Inc. with the SEC on February 14, 2003.

   (13) Shares may be voted and disposed of by participants in the GP Plan.

          SECURITY OWNERSHIP OF DIRECTORS AND NAMED EXECUTIVE OFFICERS

    The following table sets forth, as of September 15, 2003, the beneficial ownership of Common Stock, Class B Stock, and voting stock by each director, each of the named executive officers, and all directors and executive officers as a group.

                                                   Total Number                 Total Number
                                                   of Shares of    Percent of   of Shares of
                                                   Common Stock      Common     Class B Stock Percent of Percent of
                                                   Beneficially       Stock     Beneficially    Class B    Voting
                                                       Owned        Owned(1)        Owned      Stock(2)   Stock(3)
                Jerome I. Feldman(4)........      711,170(5)           4.2%    568,750(6)        47.4%      20.5%
                Scott N. Greenberg(4)             193,551(7)           1.2%
                Harvey P. Eisen(8)              2,432,486(9)          14.7%    300,000(10)       25.0%      18.2%
                Marshall S. Geller(11)......      214,147(12)          1.3%         --             --         --
                Roald Hoffmann(4)(13).......       12,603(12)            *          --             --         --
                Bernard M. Kauderer(13)            14,282(12)            *          --             --         --
                Mark A. Radzik(11)(13)(14)          1,968(15)            *          --(16)         --         --
                Ogden R. Reid(13)...........       23,032(12)            *          --             --         --
                Gordon Smale(8)(11).........       14,603(12)            *          --             --         --
                Douglas E. Sharp............      189,426(12)(17)      1.2%         --             --         --
                Andrea D. Kantor............       53,312(12)(18)        *          --             --         --
                Directors     and    Executive
                Officers as a Group
                  (11 persons)..............    3,860,580(15)(19)     21.8%    868,750(11)(15)   72.4%      41.0%

----------
  * The number of shares owned is less than one percent of the outstanding shares or voting stock.

    (1) The percentage of class calculation for Common Stock assumes for each beneficial owner and directors and executive officers as a group that
        (i) all options are exercised in full and all shares of Class B Stock are converted into Common Stock only by the named beneficial owner or members of the group and (ii) no other options are exercised and no other shares of Class B Stock are converted by any other stockholder.

    (2) The percentage of class calculation for Class B Stock assumes for each beneficial owner and directors and executive officers as a group that no shares of Class B Stock are converted into Common Stock by the named beneficial owner, members of the group, or any other stockholder.

    (3) The percentage of voting stock calculation sets forth the percentage of the aggregate number of votes of all holders of Common Stock and Class B Stock represented by the Common Stock and Class B Stock beneficially owned by each beneficial owner and directors and executive officers as a group and assumes for each beneficial owner and directors and executive officers as a group that (i) all options are exercised in full only by the named beneficial owner or members of the group, (ii) no other options are exercised by any other stockholder, and (iii) no shares of Class B Stock are converted into Common Stock by the named beneficial owner, members of the group, or any other stockholder.

    (4) Member of the Executive Committee.

    (5) See footnotes 2 and 5 to Principal Stockholders Table.

    (6) See footnote 2 to Principal Stockholders Table.

    (7) Includes (i) 166,666 shares of Common Stock issuable upon exercise of currently exercisable stock options held by Mr. Greenberg, (ii) 5,167 shares of Common Stock allocated to Mr. Greenberg's account pursuant to the provisions of the GP Plan and (iii) 4,000 shares of Common Stock held by members of his family. Mr. Greenberg disclaims beneficial ownership of the 4,000 shares held by members of his family.

    (8) Member of the Compensation Committee

    (9) Includes 2,431,500 shares of Common Stock beneficially owned by Bedford Oak. Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak Advisors, LLC, the investment manager of Bedford Oak. See footnotes 3 and 6 to Principal Stockholders Table.

   (10) Includes 300,000 shares of Class B Stock beneficially owned by Bedford Oak. Mr. Eisen is deemed to have beneficial ownership of such shares by virtue of his position as managing member of Bedford Oak Advisors, LLC, the investment manager of Bedford Oak. See footnote 3 to Principal Stockholders Table.

   (11) Member of the Corporate Governance Committee

   (12) Includes 10,000 shares for each of Messrs. Geller, Hoffmann, Kauderer, and Smale, 20,000 shares for Mr. Reid, 183,057 shares for Mr. Sharp, and 48,332 shares for Ms. Kantor, issuable upon exercise of currently exercisable stock options.

   (13) Member of the Audit Committee.

   (14) Designee of EGI.

   (15) Does not include 1,390,000 shares of Common Stock beneficially owned by EGI. Mr. Radzik disclaims beneficial ownership of such shares. See footnotes 4 and 8 to Principal Stockholders Table.

   (16) Does not include 300,000 shares of Class B Stock beneficially owned by EGI. Mr. Radzik disclaims beneficial ownership of such shares. See footnote 4 to Principal Stockholders Table.

   (17) Includes 6,369 shares of Common Stock allocated to Mr. Sharp's account pursuant to the provisions of the GP Plan.

   (18) Includes 4,980 shares of Common Stock allocated to Ms. Kantor's account pursuant to the provisions of the GP Plan.

   (19) Includes (i) 578,344 shares of Common Stock issuable upon exercise of currently exercisable stock options, (ii) 868,750 shares of Common Stock issuable upon conversion of Class B Stock, and (iii) 20,574 shares of Common Stock allocated to accounts pursuant to the provisions of the GP Plan.

                              ELECTION OF DIRECTORS

    Nine directors will be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their respective successors are elected and qualify. The Proxies solicited by this proxy statement may not be voted for a greater number of persons than the number of nominees named. It is intended that these Proxies will be voted for the following nominees, but the holders of these Proxies reserve discretion to cast votes for individuals other than the nominees for director named below in the event of the unavailability of any such nominee. The Company has no reason to believe that any of the nominees will become unavailable for election. Set forth below are the names of the nominees, the principal occupation of each, the year in which first elected a director of the Company and certain other information concerning each of the nominees.

    Jerome I. Feldman is founder and since 1959 has been Chief Executive Officer and a Director of the Company. He has also been Chairman of the Board of the Company since 1999. He was President of the Company from 1959 until 2001. He has been Chairman of the Board of Five Star Products, Inc. ("Five Star"), a wholesale distributor of home decorating, hardware and finishing products, since 1994, a Director of GSE Systems, Inc. ("GSE"), a software design and development company, since 1994, and Chairman of the Board of GSE since 1997. Mr. Feldman is also Chairman of the New England Colleges Fund and a Trustee of Northern Westchester Hospital Center. Age 75.

    Scott N. Greenberg has been a Director of the Company since 1987 and President and Chief Financial Officer since 2001. He was Executive Vice President and Chief Financial Officer from 1998 to 2001, Vice President and Chief Financial Officer from 1989 to 1998, and Vice President, Finance from 1985 to 1989. He has been a director of GSE since 1999 and was a Director of Five Star from 1998 to March, 2003. Age 46.

    Harvey P. Eisen has been a Director of the Company since July 2002. He has been Chairman and Managing Member of Bedford Oak Management, LLC since 1998. Prior thereto, Mr. Eisen served as Senior Vice President of Travelers, Inc. and of Primerica prior to its merger with Travelers in 1993. Mr. Eisen has over thirty years of asset management experience, is often consulted by the national media for his views on all phases of the investment marketplace, and is frequently quoted in The Wall Street Journal, The New York Times, PensionWorld, U.S. News & World Report, Financial World and Business Week, among others. Mr. Eisen also appears regularly on such television programs as Wall Street Week, CNN, and CNBC. Mr. Eisen is a trustee of the University of Missouri Business School where he established the first accredited course on the Warren Buffet Principles of Investing. He is also a trustee of Rippowam Cisqua School in Bedford, New York and the Northern Westchester Hospital Center. Age 61.

    Marshall S. Geller has been a Director of the Company since February 2002. Mr. Geller is Co-Founder and a Senior Managing Member of St. Cloud Capital Partners, L.P., an SBIC (Small Business Investment Company) formed in December 2001. He is also Chairman of the Board, Chief Executive Officer, and Founding Partner of Geller & Friend Capital Partners, Inc., a private merchant bank formed in November 1995. From 1991 to October 1995, Mr. Geller was the Senior Managing Partner of Golenberg & Geller, Inc., a merchant banking investment company. Mr. Geller has spent more than thirty years in corporate finance and investment banking, including twenty years as Senior Managing Director for Bear, Stearns and Company, with oversight of all operations in Los Angeles, San Francisco, Chicago, Hong Kong and the Far East. Mr. Geller currently serves as a director of ShopNBC/Value Vision Media, Inc. and is on the Board of Governors of Cedars-Sinai Medical Center, Los Angeles. Mr. Geller also serves on the Dean's Advisory Council for the College of Business & Economics at California State University, Los Angeles. Age: 64.

    Roald Hoffmann, Ph.D. has been a Director of the Company since 1988. He has been the Frank H. T. Rhodes Professor of Humane Letters and Professor of Chemistry since 2001, and from 1974 to 2001 was the John Newman Professor of Physical Science, at Cornell University. Dr. Hoffmann is a member of the National Academy of Sciences and the American Academy of Arts and Sciences. In 1981, he shared the Nobel Prize in Chemistry with Dr. Kenichi Fukui. Age 66.

    Bernard M. Kauderer has been a Director of the Company since 1997. He retired from the United States Navy in 1986 as Vice Admiral. He was Former Commander, Submarine Force, United States Atlantic and Pacific Fleets. He has been a consultant to industry and government since 1986. Age 72.

    Mark A. Radzik, a designee of EGI, has been a Director of the Company since July 2002. He has served as a Managing Director of EGI since 1998. Prior to

1998, Mr. Radzik was a vice president of the Merchant Banking Group of Banque Paribas and a manager at Arthur Andersen. Age 38.

    Ogden R. Reid has been a Director of the Company since 1979. Mr. Reid had been Editor and Publisher of the New York Herald Tribune and of its International Edition; United States Ambassador to Israel; a six-term member of the United States Congress and a New York State Environmental Commissioner. Age 78.

    Gordon Smale has been a Director of the Company since 1997. He has been President and a Director of Atlantic Oil Corporation, a producing oil and gas company, since 1970; President of Atmic, Inc., an oil and gas management company, since 1983; Chairman of the Board of Stephen Energy Company LLC, an oil and gas exploration and development company, since 1992; and Manager of Cedar Ridge LLC, a methane coal gas exploration and development company, since 1994. Age 71.

Board of Directors and Committees

    The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company, although it is not involved in day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business by various reports and documents sent to them as well as by operating and financial reports made at Board and Committee meetings. The Board of Directors held six meetings in 2002. All of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of committees of the Board on which they served. The Board of Directors has an Executive Committee, Compensation Committee, Audit Committee, and Corporate Governance Committee.

    The Executive Committee, consisting of Jerome I. Feldman, Scott N. Greenberg, and Roald Hoffmann, meets on call and has authority to act on most matters during the intervals between Board meetings and acts as an advisory body to the Board of Directors by reviewing various matters prior to submission to the Board. The Committee formally acted eleven times in 2002 through formal meetings and unanimous written consents.

    The Compensation Committee, consisting of Gordon Smale and Harvey P Eisen, has the authority to act with respect to the compensation of the executive officers of the Company, generally reviews benefits and compensation for all of the Company's executive officers and administers the Company's stock option plan. In 2002, the Compensation Committee formally acted eleven times through formal meetings and unanimous written consents.

    The Audit Committee, consisting of Ogden R. Reid, Roald Hoffmann, Mark A. Radzik and Bernard M. Kauderer has a written charter, attached to this Proxy Statement as Appendix A, which charter was amended on September 18, 2003 in response to the revised audit committee requirements and proposals adopted by the SEC and the New York Stock Exchange ("NYSE"). The charter sets forth the responsibilities of the Audit Committee, which include (i) reviewing the independence, qualifications, services, fees and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditors,
(iii) approving the professional services provided by the independent auditors,
(iv) reviewing the scope of the annual audit and quarterly reports and recommendations submitted by the independent auditors, and (v) reviewing the Company's financial reporting, the system of internal financial controls, and accounting policies, including any significant changes, with management and the independent auditors. The Committee met four times in 2002.

Audit Committee Report

    The Audit Committee of the Board of Directors in fiscal 2002 consisted of Ogden Reid, Roald Hoffmann, Mark A. Radzik and Bernard M. Kauderer, all of whom meet the independence and experience requirements of the SEC and the NYSE's current listing standards.

    During the year ended December 31, 2002, the Audit Committee reviewed and discussed the Company's annual and quarterly reports on Forms 10-K and 10-Q, the Company's earnings releases and the Company's audited financial statements with management and the Company's independent accountants, KPMG LLP, prior to their release. The Committee discussed with the independent accountants the matters required to be discussed by the Statement of Auditing Standards No. 61, Communication with Audit Committee, relating to the conduct of the audit. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with KPMG LLP their independence and satisfied itself as to the auditor's' independence.

    Based on the Audit Committee's review of the audited financial statements and the review and discussions described in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the SEC.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act") that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

               Ogden R. Reid, Chairman          Mark A. Radzik
               Roald Hoffmann                   Bernard Kauderer

Independent Auditors Fees

    The following table sets forth the fees billed to the Company for the fiscal years ended December 31, 2002 and 2001 for professional services rendered by the Company's independent auditors, KPMG LLP:

                                          December 31,      December 31,
                                              2002              2001
                                              ----              ----

    Audit Fees(a).........................$.634,850...      $ 477,000
    Audit-Related Fees(b).................$...26,000..      $     -0-
    Tax Fees(c)                           $ 284,850         $ 150,000
    All other Fees(d).....................$.....-0-...      $     -0-
----------
(a) Audit fees consisted principally of fees for the audit of the annual financial statements and reviews of the condensed consolidated financial statements included in the Company's quarterly reports on Form 10-Q and review of registration statements.

(b) Audit-related fees consisted of the audit of the financial statements of the Company's employee benefit plan.

(c)  Includes fees for tax compliance, tax advice and tax planning.

(d) All other fees consisted of permitted non-audit services that do not fall into any other specified categories.

Directors Compensation

During 2002, directors who are not employees of the Company or its subsidiaries received an annual fee of $5,000, payable quarterly, equally in cash and Common Stock and received $1,000 for each meeting of the Board of Directors attended. Dr. Hoffmann was eligible to receive $6,000 for attending meetings of the Executive Committee in 2002. In addition, Messrs. Smale, Kauderer and Dr. Hoffmann received $15,000, $5,000 and $5,000, respectively, for service on other committees of the Board of Directors in 2002 and Mr. Reid received $20,000 in 2002 for his role in obtaining approximately $7 million in financing in December 2001 for Hydro Med Sciences, Inc. Employees of the Company or its subsidiaries do not receive additional compensation for serving as directors.

Effective January 1, 2003, the directors' annual compensation was increased to $10,000, payable quarterly, equally in cash and Common Stock and $1,500 for each meeting of the Board of Directors attended.

In February 2000, each of the then directors of the Company who was not an employee of the Company or its subsidiaries was granted options under the GP Strategies Millennium Cell, LLC Plan to purchase 10,955 shares of Millennium Cell Inc. ("Millennium") common stock owned by the Company. During 2002, Mr. Reid exercised 5,955 of his options and realized $19,108 of value, Mr. Smale exercised 9,355 of his options and realized $8,794 of value, Admiral Kauderer exercised 10,955 of his options and realized $16,761 of value and Dr. Hoffmann exercised 10,955 of his options and realized $36,590 of value, in each case based on the difference between the exercise price of the options and the market price of Millennium common stock on the exercise date.


                             EXECUTIVE COMPENSATION

    The following table and notes present the compensation paid by the Company and subsidiaries to its Chief Executive Officer and the Company's other executive officers. No stock appreciation rights ("SARs") were granted during 2002 nor have any SARs been granted at any time in prior years.


                           Summary Compensation Table

                                                                    Annual                  Long Term
                                                                 Compensation              Compensation
                                                                                Other
                                                                               Annual       Securities       All Other
                                                       Salary      Bonus    Compensation    Underlying     Compensation
                Name and Principal Position    Year      ($)        ($)          ($)        Options(#)          ($)
               -----------------------------------------------  ---------  -------------  --------------  ---------
               Jerome I. Feldman..........    2002   436,015        --           --        100,000(1)        32,514(2)
                 Chairman and Chief           2001   413,915        --           --           --             82,622(3)
                 Executive Officer            2000   425,000        --           --           --            100,472(4)
               Scott N. Greenberg.........    2002   239,393                               100,000(1)         7,455(5)
                 President and Chief          2001   233,158        --           --           --             7,121(6)
                 Financial Officer            2000   234,233        --        65,560(7)       --             6,146(8)
               Douglas E. Sharp...........    2002   280,618(9)     --                      75,100(1)        5,310(10)
                President, General Physics    2001   249,894(9)     --                         100(1)        6,777(11)
                 Corportion ("GPC"            2000   239,114(9)     --        5,960(7)       5,000(1)        5,987(12)
                Andrea D. Kantor..........    2002   188,003        --                      50,000(1)        6,463(13)
                 Vice President and           2001   192,410        --           --           --             6,841(14)
                 General Counsel              2000   189,920        --        8,906(7)        --             6,012(15)

----------
(1) Consists of options to purchase shares of Common Stock granted pursuant to the Company's 1973 Non-Qualified Stock Option Plan, as amended (the "Plan").

(2) Includes a $4,489 matching contribution to the GP Retirement Saving Plan (f/n/a the General Physics Corporation Profit Investment Plan) (the "GP Plan"); $23,792 for split dollar life insurance premiums; and $4,233 for group term life insurance premiums.

(3) Includes $50,000 for services rendered to GPC; a $4,589 matching contribution to the GP Plan; $19,752 for split dollar life insurance premiums; and $8,281 for group term life insurance premiums.

(4) Includes $62,500 for services rendered to GPC; a $5,250 matching contribution to GP Plan; $24,441 for split dollar life insurance premiums; and $8,281 for group term life insurance premiums.

(5) Includes a $6,270 matching contribution to the GP Plan; $568 for split dollar life insurance premiums and $617 for group term life insurance premiums.

(6) Includes a $5,985 matching contribution to the GP Plan; $533 for split dollar life insurance premiums; and $603 group term life insurance premiums.

(7) Grant date present values of options to purchase shares of common stock of Millennium owned by the Company, which options were granted on February 11, 2000 pursuant to the terms of the GP Strategies Millennium Cell, LLC Plan. Such options have an exercise price of $.91 per share (the Company's estimate of the fair market value on the date of grant is $.70), were either fully exercisable on the date of grant or 50% exercisable on the date of grant and 50% exercisable on the first anniversary of the date of grant, and have an expiration date, as amended, of December 31, 2003. Grant date present values were determined using the Black-Scholes option pricing model, using the following assumptions: (a) time of exercise is May 11, 2002, (b) stock price volatility is 75%, (c) the risk-free rate of return is 5.75%, and
         (d) the dividend yield is 0%. No discount was applied to the option values to account for the facts that the options are not freely transferable and are subject to the risk of forfeiture. Includes options to purchase 241,919, 21,910 and 32,865 shares of Millennium Cell common stock ("Millennium Common Stock") owned by the Company, granted to Mr. Greenberg, Mr. Sharp and Ms. Kantor, respectively.

(8) Includes a $5,250 matching contribution to the GP Plan; $494 for split dollar life insurance premiums; and $402 group term life insurance premiums.

(9)      Paid by GPC for services rendered solely to GPC.

(10) Includes a $4,467 matching contribution to the GP Plan; $555 for split dollar life insurance premiums paid by GPC; and $288 for group term life insurance premiums.

(11) Includes a $5,985 matching contribution to the GP Plan; $492 for split dollar life insurance premiums paid by GPC; and $300 for group term life insurance premiums.

(12) Includes a $5,250 matching contribution to the GP Plan; $437 for split dollar life insurance premiums paid by GPC; and $300 for group term life insurance premiums.

(13) Includes a $5,407 matching contribution to the GP Plan; $439 for split dollar life insurance premiums; and $617 for group term life insurance premiums.

(14) Includes a $6,043 matching contribution to the GP Plan; $396 for split dollar life insurance premiums; and $402 for group term life insurance premiums.

(15) Includes a $5,250 matching contribution to the GP Plan; $360 for split dollar life insurance premiums; and $402 for group term life insurance premiums.

                              Option Grants in 2002

         The following table and notes contain information concerning the grant of stock options in 2002 pursuant to the Plan to the named executive officers.




                                                                                                    Potential Realizable
                                                     Individual Grants                               Value at Assumed
                                              Percent of                                              Annual Rates of
                                             Total Options                                              Stock Price
                                  Options      Granted to     Exercise or                            Appreciation  for
                                  Granted    Employees in    Base Price         Expiration             Option Term(2)
Name                              (#)(1)         2002          ($/Sh)              Date            5%($)            10%($)
----                              ------         ----          ------              ----            -----            ------

Jerome I. Feldman.................100,000          12           4.00               2/05/07         110,513          244,404
Scott N. Greenberg................100,000          12           4.00               2/05/07         110,513          244,404
Douglas E. Sharp...................75,100           9           4.40               6/25/07          91,173          201,468
Andrea D. Kantor...................50,000           6           4.00               2/05/07          55,256          122,102


(1)  Options were granted at 100% of fair market value on the date of grant.

(2) The dollar amounts are the results of calculations of assumed annual rates of stock price appreciation from the exercise prices on the dates of the grant of the option awards to the dates of the exercise of such options of 5% and 10%, the two assumed rates being required under the rules of the SEC. Based on these assumed annual rates of stock appreciation of 5% and 10%, the Company's stock price at February 5, 2007, is projected to be $5.105 and $6.442, respectively, and at June 25, 2007 is projected to be $5.616 and $7.086, respectively. These assumptions are not intended to forecast future appreciation of the Company's stock price. Indeed, the Company's stock price may increase or decrease in value over the time period set forth above. The potential realizable value computation does not take into account federal or state income tax consequences of option exercises or sales of appreciated stock.

                       Aggregate Option Exercises in 2002
                        And Fiscal Year-End Option Values

     The following table and notes contain information concerning the exercise of stock options under the Plan during 2002 and unexercised options under the Plan held at the end of 2002 by the named executive officers. Unless otherwise indicated, options are to purchase shares of Common Stock.


                                   Shares                       Exercisable/Unexercisable   Value of Unexercised
                                 Acquired on      Value                Options at          In-the-Money Options at
                                  Exercise       Realized         December 31, 2002(#)     December 31, 2002($)(1)
                 Name                (#)           ($)        Exercisable  Unexercisable  Exercisable   Unexercisable
          ------------------         ---           ---        ----------- -------------------------------------------
          Jerome I. Feldman.        --0--         --0--         100,289      53,334        69,999          35,001
          Scott N. Greenberg        --0--         --0--         146,666      53,334        69,999          35,001
          Douglas E. Sharp..        --0--         --0--         146,628      92,572         9,939          39,000
          Andrea D. Kantor..        --0--         --0--          45,332      19,668        34,999          17,501
----------

(1) Calculated based on $5.05, which was the closing price of the Common Stock as reported by the NYSE on December 31, 2002.

     During 2002, Douglas E. Sharp exercised 10,955 of his options granted under the GP Strategies Millennium Cell, LLC Plan and realized $26,959 of value, based on the difference between the exercise price of the options and the market price of Millennium common stock on the exercise date.

Compensation Committee Report on Executive Compensation

     The   Compensation   Committee  is  responsible   for   administering   the
compensation program for the executive officers of the Company. The Compensation Committee consists of Gordon Smale and Harvey P. Eisen.

     The Compensation Committee's executive compensation policies are designed to offer competitive compensation opportunities for all executives which are based on personal performance, individual initiative, and achievement, as well as assisting the Company in attracting and retaining qualified executives. The Compensation Committee also endorses the position that stock ownership by management and stock-based compensation arrangements are beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value.

     Compensation paid to the Company's executive officers generally consists of the following elements: base salary, annual bonus, and long-term compensation in the form of stock options and matching contributions to the GP Plan. The compensation for the executive officers of the Company is determined by a consideration of each officer's initiative and contribution to overall corporate performance and the officer's managerial abilities and performance in any special projects that the officer may have undertaken. Competitive base salaries that reflect the individual's level of responsibility are important elements of the Company's executive compensation philosophy. Subjective considerations of individual performance are considered by the Compensation Committee in establishing annual bonuses and other incentive compensation.

     The Company has certain broad-based employee benefit plans in which all employees, including the named executives, are permitted to participate on the same terms and conditions relating to eligibility and subject to the same limitations on amounts that may be contributed. In 2002, the Company also made matching contributions to the GP Plan for those participants.

Mr. Feldman's 2002 Compensation

     Mr. Feldman's compensation in 2002 was determined principally by the terms of his employment agreement with the Company, which was negotiated with the Compensation Committee of the Board of Directors, and by the terms of the incentive compensation agreement described below. Effective June 1, 1999, the Company and Mr. Feldman entered into a five-year employment agreement, which agreement was extended until May 31, 2007, as described below. In considering Mr. Feldman's compensation and the terms of the employment agreement and the incentive compensation agreement, the Compensation Committee considered Mr. Feldman's significant contribution to the strategic redirection of the Company over the last several years and his role with respect to the divestiture of the Company's non-core assets. Mr. Feldman was instrumental in achieving a reduction of the Company's debt outstanding under its revolving credit facility from approximately $49,500,000 at December 31, 2000 to approximately $22,100,000 at December 31, 2002, primarily through the receipt of proceeds from the sale of the Company's Millennium common stock. In addition, Mr. Feldman led management's efforts in securing a new three-year $40 million revolving credit agreement in December 2001.

     Mr. Feldman was not eligible to receive any incentive payment under the terms of the incentive compensation agreement during 2002.

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Securities Exchange Act that might incorporate future filings made by the Company under those statutes, in whole or in part, this report shall not be deemed to be incorporated by reference into any such filings, nor will this report be incorporated by reference into any future filings made by the Company under those statutes.

Gordon Smale                                                  Harvey P. Eisen

Employment Agreements

     Jerome I. Feldman. As of June 1, 1999, Jerome I. Feldman and the Company entered into an employment agreement pursuant to which Mr. Feldman is employed as Chief Executive Officer of the Company until May 31, 2004, unless sooner terminated. The Employment Agreement also provides that Mr. Feldman is employed as President of the Company, but effective June 12, 2001, Mr. Feldman resigned as President of the Company and Scott Greenberg was elected to that office. On April 1, 2002, the Compensation Committee extended Mr. Feldman's Employment Agreement until May 31, 2007, which extension was ratified unanimously by the Board of Directors on May 3, 2002, with Mr. Feldman abstaining.

     Commencing June 1, 1999, Mr. Feldman's base annual salary is $400,000, with annual increases of $25,000. The Company and Mr. Feldman also agreed to negotiate in good faith to formulate an annual incentive based compensation arrangement based on the Company's achieving certain financial milestones which will be fair and equitable to Mr. Feldman and the Company and its stockholders. Pursuant to such provision, the Compensation Committee approved an Incentive Compensation Agreement (the "Incentive Agreement") with Mr. Feldman on April 1, 2002, which Incentive Agreement was ratified unanimously by the Board of Directors on May 3, 2002, with Mr. Feldman abstaining. The Incentive Agreement provides that Mr. Feldman is eligible to receive from the Company up to five payments in an amount equal to $1 million each on the first date that each of the following events occurs: (1) the closing price of the Common Stock equals or exceeds, for at least 10 consecutive trading days, $5.40; provided that if the first payment does not become payable prior to May 3, 2004, the first payment shall be paid on the date, if any, that the second payment is paid; (2) the closing price of the Common Stock equals or exceeds, for at least 10 consecutive trading days, $6.30; provided that if the second payment does not become payable prior to May 3, 2006, the second payment shall be paid on the date, if any, that the third payment is paid; (3) the closing price of the Common Stock equals or exceeds, for at least 10 consecutive trading days, $7.20; (4) the closing price of the Common Stock equals or exceeds, for at least 10 consecutive trading days, $8.10; and (5) the closing price of the Common Stock equals or exceeds, for at least 10 consecutive trading days, $9.00. To the extent there are any outstanding loans from the Company to Mr. Feldman at the time an incentive payment is payable, the Company will set off the payment of such incentive payment against the outstanding principal and interest under such loans. The Incentive Agreement will terminate on the earlier to occur of (a) May 3, 2007 and (b) the date of termination of Mr. Feldman's employment with the Company (other than termination by (i) the Company in breach of Mr. Feldman's Employment Agreement or (ii) Mr. Feldman for Good Reason). Each incentive payment is payable on the date earned, except that any incentive payment earned prior to December 31, 2003 is payable on the Company's last payroll date in December. On June 11, 2003 and July 23, 2003, Mr. Feldman earned an incentive payment of $1 million each. On October 1, 2003, the Incentive Agreement was amended to allow Mr. Feldman to defer receipt of any incentive payment for a period of at least six months. The deferral period will automatically renew unless Mr. Feldman gives a termination notice at least 30 days prior to the expiration of the deferral period. However, no deferral period may end later than May 31, 2007. A deferral notice with respect to any incentive payment earned prior to December 31, 2003 must be given prior to December 1, 2003, and a deferral notice with respect to any incentive payment earned on or after December 31, 2003 must be given at least five business days prior to the date that such incentive payment is earned. A deferral notice cannot be given, and any deferral period will end, if any outstanding loan from the Company to Mr. Feldman is due and payable and is not otherwise paid. Interest accrues on each deferred amount at the prime rate of Fleet Bank minus 1%, which is 1% less than the interest rate accrued on the Company's outstanding loans to Mr. Feldman. See "Certain Transactions."

         Pursuant to the employment agreement entered into in 1999, the Company granted Mr. Feldman under the Company's option plan, options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $8.00 per share, the market price on the date of grant. Such options vested 20% immediately and 20% on each June 1 commencing June 1, 2000 and expire on May 31, 2004. The Company is required to provide Mr. Feldman with an automobile, to pay for country club dues, which membership is to be used primarily to further the Company's business, and to maintain the existing life and disability insurance covering Mr. Feldman. The maturity date of the Company's presently outstanding loans to Mr. Feldman was extended to May 31, 2004, and all contractual restrictions imposed by the Company on the disposition by Mr. Feldman of shares of Class B Stock were terminated. On April 1, 2002, the Compensation Committee amended the Employment Agreement to extend the maturity date of such loans to May 31, 2007, which amended was ratified unanimously by the Board of Directors on May 3, 2002, with Mr. Feldman abstaining.

         The Company may terminate the employment agreement for Cause, which is defined as (i) the willful and continued failure by Mr. Feldman to substantially perform his duties or obligations or (ii) the willful engaging by Mr. Feldman in misconduct which is materially monetarily injurious to the Company. If the employment agreement is terminated for Cause, the Company is required to pay Mr. Feldman his full salary through the date his employment is terminated. If Mr. Feldman's employment is terminated by his death, the Company is required to pay to his heirs, in a lump sum, an amount equal to his full salary for the period ending May 31, 2007. If, as a result of Mr. Feldman's incapacity due to physical or mental illness, he is absent from his duties on a full-time basis for the entire period of six consecutive months, and he does not return within 30 days of notice, the Company may terminate his employment. Mr. Feldman is entitled to receive his full salary during the disability period until his employment is terminated.

         Mr. Feldman can terminate the employment agreement for Good Reason, which is defined to include (i) a change in control of the Company or (ii) a failure by the Company to comply with any material provision of the employment agreement which has not been cured within ten days after notice. A "change in control" of the Company is defined as (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of Current Report on Form 8-K ("Form 8-K") pursuant to Section 13 or 15(d) of the Exchange Act, other than a change of control resulting in control by Mr. Feldman or a group including Mr. Feldman, (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Mr. Feldman or a group including Mr. Feldman, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, or (iii) at any time individuals who were either nominated for election or elected by the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board.

         If the Company wrongfully terminates the employment agreement or Mr. Feldman terminates the employment agreement for Good Reason, then (i) the Company is required to pay Mr. Feldman his full salary through the termination date; (ii) the Company is required to pay as severance pay to Mr. Feldman an amount equal to (a) Mr. Feldman's average annual cash compensation received from the Company during the three full calendar years immediately preceding the termination date, multiplied by (b) the greater of (i) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated and (ii) three, such payment to be made (c) if termination is based on a change of control of the Company, in a lump sum or (d) if termination results from any other cause, in substantially equal semimonthly installments payable over the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated; (iii) all options to purchase the Company's Common Stock granted to Mr. Feldman under the Company's option plan or otherwise immediately become fully vested and terminate on such date as they would have terminated if Mr. Feldman's employment by the Company had not terminated and, if Mr. Feldman's termination is based on a change of control of the Company and Mr. Feldman elects to surrender any or all of such options to the Company, the Company is required to pay Mr. Feldman a lump sum cash payment equal to the excess of (a) the fair market value on the termination date of the securities issuable upon exercise of the options surrendered over
(b) the aggregate exercise price of the options surrendered; (iv) the Company is required to maintain in full force and effect, for a number of years equal to the greater of (a) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated and (b) three, all employee benefit plans and programs in which Mr. Feldman was entitled to participate immediately prior to the termination date; and (v) if termination of the employment agreement arises out of a breach by the Company, the Company is required to pay all other damages to which Mr. Feldman may be entitled as a result of such breach.

         Notwithstanding the foregoing, the Company shall not be obligated to pay any portion of any amount otherwise payable to Mr. Feldman if the Company could not reasonably deduct such portion solely by operation of Section 280G ("Section 280G") of the Internal Revenue Code of 1986, as amended.

         Scott N. Greenberg. As of July 1, 1999, Scott N. Greenberg and the Company entered into an employment agreement pursuant to which Mr. Greenberg is employed as the Executive Vice President of the Company. Effective June 12, 2001 Mr. Greenberg was elected President of the Company. Unless sooner terminated pursuant to its terms, the employment agreement terminates on June 30, 2004, provided that if the employment agreement has not been terminated prior to June 30, 2002, the employment agreement is extended on June 30, 2002 to June 30, 2005. On April 1, 2002, the Compensation Committee amended Mr. Greenberg's employment agreement, which amendment was ratified unanimously by the Board of Directors on May 3, 2002, with Mr. Greenberg abstaining, to provide that the employment agreement now terminates on June 30, 2007, provided that if the employment agreement has not been terminated prior to June 30, 2005, the employment agreement is extended on June 30, 2005 to June 30, 2008.

         Commencing July 1, 1999, Mr. Greenberg's base annual salary is $250,000, with annual increases to be determined by the Board of Directors of not less than the greater of (i) 3% and (ii) the percentage increase in the Consumer Price Index. The Company agreed to pay Mr. Greenberg a signing bonus in 1999 of $300,000, which Mr. Greenberg waived. Mr. Greenberg is entitled to an annual bonus based upon the percentage increase in GPC's earnings before interest, taxes, depreciation and amortization, excluding extraordinary or unusual nonrecurring items of income and expense ("EBITDA"), from GPC's EBITDA for the prior year, up to 50% of his base salary, however Mr. Greenberg did not receive a bonus for the year 2002 because of GPC's financial performance. Pursuant to the employment agreement entered into in 1999, the Company has granted Mr. Greenberg under the Company's option plan, options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $8.00 per share, the market price on the date of grant. Such options vest 20% immediately and 20% on each July 1 commencing July 1, 2000 and expire on June 30, 2004. The Company is required to provide Mr. Greenberg with an automobile and to maintain the existing life and disability insurance covering Mr. Greenberg.

         The Company may terminate the employment agreement for Cause, which is defined as (i) the willful and continued failure by Mr. Greenberg to substantially perform his duties or obligations or (ii) the willful engaging by Mr. Greenberg in misconduct which is materially monetarily injurious to the Company. If the employment agreement is terminated for Cause, the Company is required to pay Mr. Greenberg his full salary through the date his employment is terminated. If Mr. Greenberg's employment is terminated by his death, the Company is required to pay to his spouse or estate his full salary for a period of one year. If, as a result of Mr. Greenberg's incapacity due to physical or mental illness, he is absent from his duties on a full-time basis for the entire period of six consecutive months, and he does not return within 30 days of notice, the Company may terminate his employment. Mr. Greenberg is entitled to receive his full salary during the disability period until his employment is terminated.

         Mr. Greenberg can terminate the employment agreement for Good Reason, which is defined to include (i) a change in control of the Company, (ii) a management change in control of the Company, or (iii) a failure by the Company to comply with any material provision of the employment agreement which has not been cured within ten days after notice. A "change in control" of the Company is defined as any of the following, but only if not approved by the Board of

Directors, (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of Form 8-K, other than a change of control resulting in control by Mr. Feldman or Mr. Greenberg or a group including Mr. Feldman or Mr. Greenberg, (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Mr. Feldman or Mr. Greenberg or a group including Mr. Feldman or Mr. Greenberg, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (iii) the Company and its affiliates owning less than a majority of the voting stock of GPC, (iv) the sale of all or substantially all of the assets of GPC, or (v) at any time when there has not been a management change of control of the Company, individuals who were either nominated for election or elected by the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board. A "management change in control" of the Company is defined as (i) an event that would have constituted a change of control of the Company if it had not been approved by the Board of Directors or (ii) a change in control of the Company of a nature that would be required to be reported in response to
Item 1(a) of Form 8-K, resulting in control by a buy-out group including Mr. Feldman but not Mr. Greenberg.

         If the Company wrongfully terminates the employment agreement or Mr. Greenberg terminates the employment agreement for Good Reason (other than as a result of a management change of control), (i) the Company is required to pay Mr. Greenberg his full salary and provide him his benefits through the termination date, and pay him his full annual bonus for the calendar year in which termination occurs; (ii) the Company is required to pay as severance pay to Mr. Greenberg an amount equal to (a) Mr. Greenberg's average annual cash compensation received from the Company during the three full calendar years immediately preceding the termination date, multiplied by (b) the greater of (I) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended and (II) three, such payment to be made (c) if termination is based on a change of control of the Company, in a lump sum or (d) if termination results from any other cause, in substantially equal semimonthly installments payable over the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended; (iii) all options to purchase the Company's Common Stock granted to Mr. Greenberg under the Company's option plan or otherwise immediately become fully vested and terminate on such date as they would have terminated if Mr. Greenberg's employment by the Company had not terminated and, if Mr. Greenberg's termination is based on a change of control of the Company and Mr. Greenberg elects to surrender any or all of such options to the Company, the Company is required to pay Mr. Greenberg a lump sum cash payment equal to the excess of (a) the fair market value on the termination date of the securities issuable upon exercise of the options surrendered over
(b) the aggregate exercise price of the options surrendered; (iv) the Company is required to maintain in full force and effect, for a number of years equal to the greater of (a) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended and (b) three, all employee benefit plans and programs in which Mr. Greenberg was entitled to participate immediately prior to the termination date; and (v) if termination of the employment agreement arises out of a breach by the Company, the Company is required to pay all other damages to which Mr. Greenberg may be entitled as a result of such breach.

         If Mr. Greenberg terminates the employment agreement for Good Reason as a result of a management change of control, (i) the Company is required to pay Mr. Greenberg his full salary and provide him his benefits through the termination date, and pay him his full annual bonus for the calendar year in which termination occurs; (ii) the Company is required to pay as severance pay to Mr. Greenberg a lump sum amount equal to twice Mr. Greenberg's average annual cash compensation received from the Company during the three full calendar years immediately preceding the termination date; (iii) all options to purchase the Company's Common Stock granted to Mr. Greenberg under the Company's option plan or otherwise immediately become fully vested and terminate on such date as they would have terminated if Mr. Greenberg's employment by the Company had not terminated and, if Mr. Greenberg elects to surrender any or all of such options to the Company, the Company is required to pay Mr. Greenberg a lump sum cash payment equal to the excess of (a) the fair market value on the termination date of the securities issuable upon exercise of the options surrendered over (b) the aggregate exercise price of the options surrendered; and (iv) the Company is required to maintain in full force and effect for two years all employee benefit plans and programs in which Mr. Greenberg was entitled to participate immediately prior to the termination date.

         Notwithstanding the foregoing, the Company shall not be obligated to pay any portion of any amount otherwise payable to Mr. Greenberg if the Company could not reasonably deduct such portion solely by operation of Section 280G.

         Douglas E. Sharp. As of July 1, 1999, Douglas E. Sharp and GPC entered into an employment agreement pursuant to which Mr. Sharp was employed as Group President of GPC. Mr. Sharp was elected President of GPC on September 4, 2002. Unless sooner terminated pursuant to its terms, the employment agreement terminates on June 30, 2004, provided however, that since the employment agreement was not terminated prior to June 30, 2002, the employment agreement provided that it was extended on June 30, 2002 to June 30, 2005.

         Commencing July 1, 1999, Mr. Sharp's base annual salary is $230,000, with annual increases to be determined by the Board of Directors of GPC of not less than 3%. GPC paid Mr. Sharp a signing bonus in 1999 of $300,000. Mr. Sharp is entitled to an annual bonus based upon the percentage increase in GPC's EBITDA from GPC's EBITDA for the prior year, up to 50% of his base salary, however, Mr. Sharp did not receive a bonus for the year 2002 because of GPC's financial performance. Pursuant to the employment agreement entered into in 1999, the Company has granted Mr. Sharp under the Company's option plan, options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $8.00 per share, the market price on the date of grant. Such options vest 20% immediately and 20% on each July 1 commencing July 1, 2000 and expire on June 30, 2004. GPC is required to provide Mr. Sharp with an automobile.

         GPC may terminate the employment agreement for Cause, which is defined as (i) the willful and continued failure by Mr. Sharp to substantially perform his duties or obligations or (ii) the willful engaging by Mr. Sharp in misconduct which is materially monetarily injurious to GPC. If the employment agreement is terminated for Cause, GPC is required to pay Mr. Sharp his full salary through the date his employment is terminated. If Mr. Sharp's employment is terminated by his death, GPC is required to pay to his spouse or estate his full salary for a period of one year. If, as a result of Mr. Sharp's incapacity due to physical or mental illness, he is absent from his duties on a full-time basis for the entire period of six consecutive months, and he does not return within 30 days of notice, GPC may terminate his employment. Mr. Sharp is entitled to receive his full salary during the disability period until his employment is terminated.

         Mr. Sharp can terminate the employment agreement for Good Reason, which is defined to include (i) a change in control of the Company, (ii) a management change in control of the Company, or (ii) a failure by GPC to comply with any material provision of the employment agreement which has not been cured within ten days after notice. A "change in control" of the Company is defined as any of the following, but only if not approved by the Board of Directors, (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of Form 8-K, other than a change of control resulting in control by Mr. Feldman or a group including Mr. Feldman (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Mr. Feldman or a group including Mr. Feldman, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (iii) the Company and its affiliates owning less than a majority of the voting stock of GPC, (iv) the sale of all or substantially all of the assets of the Company, or (v) at any time when there has not been a management change of control of the Company, individuals who were either nominated for election or elected by the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board. A "management change in control" of the Company is defined as (i) an event that would have constituted a change of control of the Company if it had not been approved by the Board of Directors or (ii) a change in control of the Company of a nature that would be required to be reported in response to Item 1(a) of Form 8-K, resulting in control by a buy-out group including Mr. Feldman.

         If GPC wrongfully terminates the employment agreement or Mr. Sharp terminates the employment agreement for Good Reason, (i) GPC is required to pay Mr. Sharp his full salary and provide him his benefits through the termination date, and pay him his full annual bonus for the calendar year in which termination occurs; (ii) GPC is required to pay as severance pay to Mr. Sharp an amount equal to (a) Mr. Sharp's average annual cash compensation received from GPC during the three full calendar years immediately preceding the termination date, multiplied by (b) the greater of (I) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended and
(II) three, such payment to be made (c) if termination is based on a change of control of the Company, in a lump sum or (d) if termination results from any other cause, in substantially equal semimonthly installments payable over the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended; (iii) all options to purchase the Company's Common Stock granted to Mr. Sharp under the Company's option plan or otherwise immediately become fully vested and terminate on such date as they would have terminated if Mr. Sharp's employment by GPC had not terminated and, if Mr. Sharp's termination is based on a change of control of the Company and Mr. Sharp elects to surrender any or all of such options to GPC, GPC is required to pay Mr. Sharp a lump sum cash payment equal to the excess of (a) the fair market value on the termination date of the securities issuable upon exercise of the options surrendered over
(b) the aggregate exercise price of the options surrendered; (iv) GPC is required to maintain in full force and effect, for a number of years equal to the greater of (a) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended and (b) three, all employee benefit plans and programs in which Mr. Sharp was entitled to participate immediately prior to the termination date; and (v) if termination of the employment agreement arises out of a breach by GPC, GPC is required to pay all other damages to which Mr. Sharp may be entitled as a result of such breach.

         Notwithstanding the foregoing, GPC shall not be obligated to pay any portion of any amount otherwise payable to Mr. Sharp if GPC could not reasonably deduct such portion solely by operation of Section 280G.

         The Company guaranteed the performance by GPC of its obligations under Mr. Sharp's employment agreement.

         Andrea D. Kantor. As of May 1, 2001, Andrea D. Kantor and the Company entered into an employment agreement pursuant to which Ms. Kantor is employed as the Vice President and General Counsel of the Company. Unless sooner terminated pursuant to its terms, the employment agreement terminates on June 30, 2004, provided however, that since the employment agreement was not terminated prior to June 30, 2002, the employment agreement provided that it was extended on June 30, 2002 to June 30, 2005.

         Commencing May 1, 2001, Ms. Kantor's base annual salary is $190,000, with annual increases to be determined by the Board of Directors of not less than the greater of (i) 3% and (ii) the percentage increase in the Consumer Price Index. Ms. Kantor is entitled to an annual bonus, as determined by the Board based upon the Company's revenues, profits or losses, financing activities, and such other factors deemed relevant by the Board. Ms. Kantor did not receive a bonus for the year 2002.

         The Company may terminate the employment agreement for Cause, which is defined as (i) the willful and continued failure by Ms. Kantor to substantially perform her duties or obligations or (ii) the willful engaging by Ms. Kantor in misconduct which is materially monetarily injurious to the Company. If the employment agreement is terminated for Cause, the Company is required to pay Ms. Kantor her full salary through the date her employment is terminated. If Ms. Kantor's employment is terminated by her death, the Company is required to pay to her spouse or estate her full salary for a period of one year. If, as a result of Ms. Kantor's incapacity due to physical or mental illness, she is absent from her duties on a full-time basis for the entire period of six consecutive months, and she does not return within 30 days of notice, the Company may terminate her employment. Ms. Kantor is entitled to receive her full salary during the disability period until her employment is terminated.

         Ms. Kantor can terminate the employment agreement for Good Reason, which is defined to include (i) a change in control of the Company, (ii) a management change in control of the Company, or (iii) a failure by the Company to comply with any material provision of the employment agreement which has not been cured within ten days after notice. A "change in control" of the Company is defined as any of the following, but only if not approved by the Board of Directors, (i) a change in control of a nature that would be required to be reported in response to Item 1(a) of Form 8-K, other than a change of control resulting in control by Mr. Feldman or Mr. Greenberg or a group including Mr. Feldman or Mr. Greenberg, (ii) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than Mr. Feldman or Mr. Greenberg or a group including Mr. Feldman or Mr. Greenberg, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities, (iii) the Company and its affiliates owning less than a majority of the voting stock of GPC, (iv) the sale of all or substantially all of the assets of GPC, or (v) at any time when there has not been a management change of control of the Company, individuals who were either nominated for election or elected by the Board of Directors of the Company cease for any reason to constitute at least a majority of the Board. A "management change in control" of the Company is defined as (i) an event that would have constituted a change of control of the Company if it had not been approved by the Board of Directors or (ii) a change in control of the Company of a nature that would be required to be reported in response to
Item 1(a) of Form 8-K, resulting in control by a buy-out group including Mr. Feldman or Mr. Greenberg.

         If the Company wrongfully terminates the employment agreement or Ms. Kantor terminates the employment agreement for Good Reason (other than as a result of a management change of control), (i) the Company is required to pay Ms. Kantor her full salary and provide her benefits through the termination date, and pay her full annual bonus for the calendar year in which termination occurs; (ii) the Company is required to pay as severance pay to Ms. Kantor an amount equal to (a) Ms. Kantor's average annual cash compensation received from the Company during the three full calendar years immediately preceding the termination date, multiplied by (b) the greater of (I) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended and (II) three, such payment to be made (c) if termination is based on a change of control of the Company, in a lump sum or (d) if termination results from any other cause, in substantially equal semimonthly installments payable over the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended; (iii) all options to purchase the Company's Common Stock granted to Ms. Kantor under the Company's option plan or otherwise immediately become fully vested and terminate on such date as they would have terminated if Ms. Kantor's employment by the Company had not terminated and, if Ms. Kantor's termination is based on a change of control of the Company and Ms. Kantor elects to surrender any or all of such options to the Company, the Company is required to pay Ms. Kantor a lump sum cash payment equal to the excess of (a) the fair market value on the termination date of the securities issuable upon exercise of the options surrendered over (b) the aggregate exercise price of the options surrendered; (iv) the Company is required to maintain in full force and effect, for a number of years equal to the greater of (a) the number of years (including partial years) that would have been remaining in the employment period if the employment agreement had not so terminated but was not subsequently extended and (b) three, all employee benefit plans and programs in which Ms. Kantor was entitled to participate immediately prior to the termination date; and (v) if termination of the employment agreement arises out of a breach by the Company, the Company is required to pay all other damages to which Ms. Kantor may be entitled as a result of such breach.

         If Ms. Kantor terminates the employment agreement for Good Reason as a result of a management change of control, (i) the Company is required to pay Ms. Kantor her full salary and provide her benefits through the termination date, and pay her full annual bonus for the calendar year in which termination occurs;
(ii) the Company is required to pay as severance pay to Ms. Kantor a lump sum amount equal to twice Ms. Kantor's average annual cash compensation received from the Company during the three full calendar years immediately preceding the termination date; (iii) all options to purchase the Company's Common Stock granted to Ms. Kantor under the Company's option plan or otherwise immediately become fully vested and terminate on such date as they would have terminated if Ms. Kantor's employment by the Company had not terminated and, if Ms. Kantor elects to surrender any or all of such options to the Company, the Company is required to pay Ms. Kantor a lump sum cash payment equal to the excess of (a) the fair market value on the termination date of the securities issuable upon exercise of the options surrendered over (b) the aggregate exercise price of the options surrendered; and (iv) the Company is required to maintain in full force and effect for two years all employee benefit plans and programs in which Ms. Kantor was entitled to participate immediately prior to the termination date.

         Notwithstanding the foregoing, the Company shall not be obligated to pay any portion of any amount otherwise payable to Ms. Kantor if the Company could not reasonably deduct such portion solely by operation of Section 280G.

Certain Transactions

         On August 8, 2003, pursuant to a Note and Warrant Purchase Agreement, the Company issued and sold to Gabelli Asset Management, Inc. $7,500,000 aggregate principal amount of 6% Conditional Subordinated Notes due 2008 (the "Notes") and 937,500 warrants ("GP Warrants"), each entitling the holder thereof to purchase (subject to adjustment) one share of the Company's Common Stock. The aggregate purchase price for the Notes and GP Warrants was $7,500,000. Gabelli Asset Management, Inc. beneficially owns approximately 8.7% of the Company's common stock based on a Schedule 13D filed with the SEC on August 20, 2003. "See Principal Stockholders."

         The Notes mature August 2008 with interest at the rate of 6% per annum payable semi-annually commencing on December 31, 2003. The Notes are secured by a mortgage on the Company's property located in Pawling, New York. At any time that less than $1,875,000 principal amount of Notes are outstanding, the Company may defease the obligations secured by the mortgage and obtain a release of the lien of the mortgage by depositing with an agent for the Noteholders bonds or government securities with an investment grade rating by a nationally recognized rating agency which, without reinvestment, will provide cash on the maturity date of the Notes in an amount not less than the outstanding principal amount of the Notes.

         The GP Warrants have an exercise price of $8.00 per share and are exercisable at any time until August 2008. The exercise price may be paid in cash, by delivery of Notes, or a combination of the two. The GP Warrants contain anti-dilution provisions for stock splits, reorganizations, mergers, and similar transactions. The Company has agreed to file a registration statement to register the resale of the shares of the Common Stock issuable on exercise of the GP Warrants, and to certain other registration rights in favor of the holders of the GP Warrants.

         In July 2002, the Company announced that it was actively considering a spin-off of certain of its non-core assets, including MXL Industries, Inc. ("MXL"), into a separate corporation named National Patent Development Corporation ("NPDC"). In the spin-off, it is contemplated that each holder of the Company's Common Stock will receive one share of NPDC common stock for each share of the Company's Common Stock or Class B Stock held. The Note and Warrant Purchase Agreement provides that, on completion of the spin-off, NPDC will issue warrants ("NPDC Warrants") to the holders of the GP Warrants. The NPDC Warrants will entitle the holders to purchase, in the aggregate, a number of shares of NPDC common stock equal to 8% of the number of shares outstanding at completion of the spin-off, subject to reduction for any GP Warrants exercised prior to the spin-off. The NPDC Warrants will be issued to the holders of the GP Warrants on the record date for the spin-off, and allocated among them pro-rata based on the respective number of GP Warrants held by them on such date. The exercise price of the GP Warrants will be adjusted to take into account the spin-off and issuance of the NPDC Warrants by multiplying the exercise price of the GP Warrants in effect immediately prior to the spin-off by a fraction, the numerator of which is the average closing price of the Company's Common Stock over the 20 consecutive trading days commencing on the record date of the spin-off, and the denominator is the sum of the average closing prices of the Company's Common Stock and NPDC common stock over the same period (assuming the issuance in the spin-off of one share of NPDC common stock for each share of the Company's Common Stock or Class B Stock held). The exercise price of the NPDC Warrants will be 160% of the average closing price of the NPDC common stock over the 20 consecutive trading days commencing on the record date of the spin-off. The NPDC Warrants will be exercisable at any time after their exercise price is calculated through August 2008. The NPDC Warrants will have similar anti-dilution provisions similar to those contained in the GP Warrants. NPDC has agreed to provide the holders of the NPDC Warrants with registration rights similar to those provided by the Company to the holders of the GP Warrants.

         In connection with the spin-off, the Company intends to contribute the Pawling property, subject to the mortgage, to MXL. MXL will assume the mortgage, but without liability for repayment of the Notes or any other obligations of the Company under the Note and Warrant Purchase Agreement (other than foreclosure on such property). If there is a foreclosure on the mortgage for payment of the Notes, the Company has agreed to indemnify MXL for loss of the value of the property.

         The spin-off is still subject to certain conditions, including certain SEC filings. If the spin-off does not occur by January 2005, the Noteholders will have the right to require the Company to redeem the Notes. There can be no assurance that the spin-off will be consummated.

         On October 19, 2001, the Company sold 300,000 shares of Class B Stock (the "Bedford Shares") of the Company for an aggregate purchase price of $900,000 to Bedford Oak in a private placement transaction. Upon the disposition of any of the Bedford Shares (other than to an affiliate of Bedford Oak who agrees to be bound by the provisions of the Bedford Oak Agreement) or at the request of the Board of Directors of the Company, Bedford Oak is required to exercise the right to convert all of the Bedford Shares then owned by Bedford Oak into an equal number of shares of Common Stock of the Company (the "Bedford Underlying Shares"). The Company is required, at its expense, to file a registration statement (the "Registration Statement") to register under the Securities Act the resale by Bedford Oak of the Underlying Shares. On any date prior to October 19, 2003 during which the Registration Statement is not effective under the Securities Act, Bedford Oak has the right to require the Company to purchase from Bedford Oak all, but not less than all, of the Bedford Shares and Bedford Underlying Shares then held by Bedford Oak for a purchase price (the "Put Price") equal to the product of (i) the number of Bedford Shares and Bedford Underlying Shares owned by Bedford Oak and (ii) the current market price per share of Common Stock of the Company. The Company may pay the Put Price by delivering to Bedford Oak, at the option of the Company, (i) cash, (ii) shares of Millennium common stock owned by the Company with a current market price equal to the Put Price, or (iii) a combination of cash and Millennium common stock.

         Pursuant to an agreement dated May 3, 2002, the Company sold to Bedford Oak in a private placement transaction 1,200,000 shares of Common Stock (the "Bedford Common Shares") of the Company for an aggregate purchase price of $4,200,000. The Company is required, at its expense, to file, not later than September 30, 2002, a registration statement to register under the Securities Act the resale by Bedford Oak of the Bedford Common Shares. Harvey Eisen, the managing member of Bedford Oak Advisors, LLC, the investment manager of Bedford Oak, was elected a director of the Company in July 2002.

         Pursuant to an agreement dated May 3, 2002, the Company sold to Marshall Geller, a director of the Company, in a private placement transaction 100,000 shares of Common Stock (the "Geller Common Shares") of the Company for an aggregate purchase price of $350,000. The Company is required, at its expense, to file, not later than September 30, 2002, a registration statement to register under the Securities Act the resale by Mr. Geller of the Geller Common Shares.

         Pursuant to an agreement dated May 3, 2002 (the "EGI Agreement"), the Company sold to EGI in a private placement transaction 1,000,000 shares of Common Stock (the "EGI Common Shares") of the Company for an aggregate purchase price of $3,500,000 and 300,000 shares of Class B Stock (the "EGI Class B Shares") of the Company for an aggregate purchase price of $1,260,000.

         Until such time as EGI has disposed of more than 50% of the aggregate number of EGI Common Shares and EGI Class B Shares, EGI is entitled to designate one representative to serve as a member of the Board, subject to the approval of the Company, which approval shall not be unreasonably denied or delayed. Mark Radzik, a designee of EGI, was elected a director of the Company in July 2002.

         Upon the disposition of any of the EGI Class B Shares (other than to an affiliate of EGI or to a transferee approved by the Board who in each case agrees to be bound by the provisions of the EGI Agreement), EGI is required to exercise the right to convert all of the EGI Class B Shares then owned by EGI into an equal number of shares of Common Stock (the "EGI Underlying Shares") of the Company. Until May 3, 2003, the Company had the right to purchase all, but not less than all, of the EGI Class B Shares then owned by EGI at a price per share equal to the greater of (i) the 90 day trailing average of the closing prices of the Common Stock and (ii) $5.25. If the Company exercised such right, EGI had the right to sell to the Company all or part of the EGI Common Shares then owned by EGI at a price per share of $3.50. If EGI exercised such right and the Company did not then have adequate liquidity, the repurchase of such EGI Common Shares would have taken place over a period of 21 months. On April 14, 2003, the Company irrevocably waived its right to exercise such call option with respect to the EGI Class B Shares .

         The Company was required, at its expense, to file, not later than August 1, 2002, a registration statement to register under the Securities Act the resale by EGI of the EGI Common Shares and the EGI Underlying Shares.

         On August 13, 2002, a registration statement covering the resale of the Bedford Underlying Shares, the Bedford Common Shares, the Geller Common Shares, the EGI Common Shares and the EGI Underlying Shares was declared effective by the SEC.

         The Company and EGI have entered into an advisory services agreement providing that, to the extent requested by the Company and deemed appropriate by EGI, EGI shall assist the Company in developing, identifying, evaluating, negotiating, and structuring financings and business acquisitions. The Company has agreed to pay EGI a transaction fee equal to 1% of the proceeds received by the Company in a financing, or of the consideration paid by the Company in a business acquisition, in respect of which EGI has provided material services. To date, EGI has not provided such services to the Company and no such fee has been paid.

         Until November 3, 2003, EGI has agreed not to (a) effect, propose to effect, or participate in (i) any acquisition of any assets of the Company or any of its subsidiaries; (ii) any tender or exchange offer, merger, or other business combination involving the Company or any of its subsidiaries not approved by the Board; (iii) any recapitalization, restructuring, liquidation, dissolution, reverse stock split, or other extraordinary transaction with respect to the Company or any of its subsidiaries not approved by the Board; or
(iv) any solicitation of a proxy to vote any voting securities of the Company;
(b) form, join, or participate in a group with non-affiliates; (c) otherwise seek to control or influence the management, Board, or policies of the Company, except through EGI's designee on the Board in his or her capacity as a member of the Board; (d) take any action which might obligate the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or
(e) enter into any discussions or arrangements with any third party with respect to any of the foregoing.

         On April 1, 2002, Jerome I. Feldman and the Company entered into an incentive compensation agreement pursuant to which Mr. Feldman is eligible to receive from the Company up to five payments in an amount of $1 million each, based on the closing price of the Company's Common Stock sustaining increasing specified levels over periods of at least 10 consecutive trading days. On June 11, 2003 and July 23, 2003, Mr. Feldman earned an incentive payment of $1 million each, which payments will be made in December 2003. To the extent there are any outstanding loans from the Company to Mr. Feldman at the time an incentive payment is payable, the Company will set off the payment of such incentive payment first against the outstanding accrued interest under such loans and next against any outstanding principal. See "Employment Agreement - Jerome I. Feldman".

         The Company has made loans to Jerome I. Feldman, the Chairman of the Board and Chief Executive Officer of the Company. Mr. Feldman primarily utilized the proceeds of such loans to exercise options to purchase Class B Stock. Such loans bear interest at the prime rate of Fleet Bank and are secured by the purchased Class B Stock and certain other assets. The largest aggregate amount of indebtedness (including principal and accrued interest) outstanding since January 1, 2002 was $5,243,288. As of September 15, 2003, the aggregate amount of indebtedness (including principal and accrued interest) outstanding under the loan, after giving effect to the applications of the two $1 million incentive payments to Mr. Feldman described above, was $3,287,327.

         On July 1, 2002, the Company made a loan to Douglas Sharp, the President of GPC in the principal amount of $150,000 in connection with Mr. Sharp's relocation. The loan bears interest at the prime rate of Fleet Bank. The largest aggregate amount outstanding under the loan as of January 1, 2002 was $150,000. As of September 15, 2003, the aggregate amount of indebtedness outstanding under the loan was $132,260.

               APPROVAL OF THE COMPANY'S 2003 INCENTIVE STOCK PLAN

         The Board of Directors has adopted the GP Strategies Corporation's 2003 Incentive Stock Plan (the "2003 Plan") and recommends that stockholders approve the 2003 Plan at the Annual Meeting. As of September 15, 2003, approximately 660,000 shares of the Company's Common Stock are available for grant under the Company's existing Non-Qualified Stock Option Plan. (the "Plan"). While this Plan will remain in place, it does not provide sufficient shares for market-competitive grant levels.

         The 2003 Plan is integral to the Company's compensation strategies and programs and will maintain the flexibility that the Company needs to keep pace with its competitors and effectively recruit, motivate and retain the caliber of employees essential for achievement of the Company's success. The Board of Directors believes that adoption of the 2003 Plan will enhance the long-term stockholder value of the Company by offering participants opportunities to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

         The 2003 Plan will permit awards of incentive stock options, nonqualified stock options, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of the Company's Common Stock or Class B Capital Stock. Stockholder approval of the 2003 Plan will permit performance-based awards available under the 2003 Plan to qualify for deductibility under Section 162(m) of the Internal Revenue Code.

         Awards and grants under the 2003 Plan are referred to collectively as "Awards." Those eligible for Awards under the 2003 Plan include any employee, officer or director of the Company or any entity that is directly or indirectly controlled by the Company. Consultants, agents, advisors and independent contractors who provide services to the Company are also eligible to receive Awards. Persons who receive Awards are referred to as "Participants."

         A summary of the principal features of the 2003 Plan is provided below, but it is qualified in its entirety by reference to the full text of the 2003 Plan that is published in this proxy statement as Appendix B.

         Shares Available for Issuance

         The aggregate number of shares of Common Stock or Class B Capital Stock available for issuance under the 2003 Plan will not exceed 2,000,000, of which not more than 500,000 shares may be shares of Class B Capital Stock. No Participant may receive in any one calendar year Awards relating to more than 150,000 shares of Company stock.

         If there is any change in Company stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in the Company's corporate or capital structure, the maximum number and kind of securities (i) available for issuance under the 2003 Plan, (ii) available for issuance as incentive stock options, (iii) that may be subject to Awards received by any Participant in any one calendar year, (iv) that may be subject to different types of Awards and (v) that are subject to any outstanding Award and the price of each security may be equitably adjusted by the Compensation Committee in its discretion.

         Shares covered by an Award will not count against the shares available for issuance under the 2003 Plan until they are actually issued and delivered to a Participant. If an Award granted under the 2003 Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all of the shares subject to the Award, the shares covered by such Award will again be available for use under the 2003 Plan. In addition, shares that are (i) tendered by a Participant or retained by the Company as payment for the purchase price of an Award or to satisfy tax withholding obligations, (ii) covered by an Award that is settled in cash, or
(iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Stock Options, will be available for issuance under the 2003 Plan.

         Administration

         The 2003 Plan will be administered by the Compensation Committee of the Board of Directors.

         Awards

         Performance Share and Performance Unit Awards

         The Committee may grant Awards of performance shares and/or performance units to Participants. Each Award of performance shares will entitle the Participant to a payment in the form of shares of Company stock upon the attainment of specified performance goals. Each Award of performance units will entitle the Participant to a cash payment upon the attainment of specified performance goals. No Participant who is a "covered employee" for purposes of
Section 162(m) of the Code may earn more than $500,000 pursuant to a performance unit award in any one calendar year. The performance units may be paid in Company stock, at the discretion of the Committee.

         Restricted Stock and Stock Unit Awards

         Restricted stock consists of shares of Company stock that are transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Stock Units are the right to receive shares of Company stock, cash or a combination of shares and cash at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee. Upon a Participant's satisfaction of any terms, conditions and restrictions, as determined by the Committee, the shares covered by a restricted stock Award will be transferred to the Participant, and stock units will be paid in cash, shares of Company stock or a combination of both. The Committee may determine whether restricted stock or stock unit Awards accrue dividends or dividend equivalents with respect to the shares of Company stock underlying any Award.

         Stock Options

         The Committee may grant stock options to Participants either in the form of incentive stock options or nonqualified stock options. The exercise price of any shares subject to a stock option may be no less than 100% of the fair market value of the shares for the date the stock option is granted. For purposes of the 2003 Plan, for Company stock traded on the New York Stock Exchange or another national exchange or on the Nasdaq market, fair market value means the closing price of such stock on the date the stock option is granted (or, if no shares were traded that day, on the last sale date, provided it was within a reasonable period of time before the grant date); for Company stock traded on the over-the-counter market, fair market value means the average of the closing bid and asked prices on such date (or, if no shares were traded that day, on the last sale date, provided it was within a reasonable period of time before the grant date); for Company stock that is not listed on the New York Stock Exchange or another national exchange or on the Nasdaq market, and is not traded in the over-the-counter market (or if it is so listed or traded, but no shares were traded within a reasonable period of time before the grant date) fair market value is determined by the Committee from all relevant available facts. The term of a stock option cannot exceed ten years. At the time of grant, the Committee in its sole discretion will determine when stock options are exercisable and when they expire.

         Performance Criteria

         Awards of performance shares, performance units, restricted stock, stock units and other Awards under the 2003 Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code. These business criteria are profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets. Any performance criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any performance criteria may include or exclude nonrecurring items, which are items deemed by the Committee not to be reflective of the Company's core operating performance, including exogenous events, acquisitions, divestitures, changes in accounting principles or extraordinary items determined under generally accepted accounting principles.

         Amendment and Termination of the 2003 Plan

         The Board or the Compensation Committee may amend the 2003 Plan, except that if any applicable statute, rule or regulation, including those of any securities exchange, requires stockholder approval with respect to any amendment of the 2003 Plan, then to the extent so required, stockholder approval will be obtained. The 2003 Plan specifically provides that the Committee may not, without the prior approval of the Company's stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option. Unless sooner terminated by the Board, the 2003 Plan will terminate ten years from the date stockholders approve the 2003 Plan.

         Federal Income Tax Consequences

         The Company has been advised by counsel that the material tax consequences as they relate to Awards under the 2003 Plan to the Company and to its employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

         Performance Shares, Restricted Stock and Stock Units

         A Participant who receives an Award of performance shares, restricted stock or stock units does not generally recognize taxable income at the time the Award is granted. Instead, the Participant recognizes ordinary income in the first taxable year in which his or her interest in the shares underlying the Award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares.

         A Participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date the Award is granted.

         The Company receives a compensation expense deduction in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the Award if, at that time, the Participant had filed a timely election to accelerate recognition of income).

         Incentive Stock Options

         A Participant does not generally recognize taxable income upon the grant or upon the exercise of an incentive stock option. Upon the sale of shares subject to an incentive stock option, the Participant recognizes income in an amount equal to the difference, if any, between the exercise price of the shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the date of exercise and the Company is not entitled to a federal income tax deduction. The holding period requirements are waived when a Participant dies.

         The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

         If a Participant sells shares subject to an incentive stock option before having held them for at least one year after the date of exercise and two years after the date of grant, the Participant recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Participant has held the shares prior to disposition. In the year of disposition, the Company receives a federal income tax deduction in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

         Nonqualified Stock Options

         A Participant does not recognize taxable income upon the grant of a nonqualified stock option. Upon the exercise of a nonqualified stock option, the Participant recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the nonqualified stock option on the date of exercise exceeds the exercise price. The Company receives an income tax deduction in an amount equal to the ordinary income that the Participant recognizes upon the exercise of the nonqualified stock option.

         General

         The Company may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either the Company's chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that Awards in the form of performance stock, performance units, performance-based restricted stock, performance-based stock units and stock options may qualify as performance-based compensation and, as such, be exempt from the $1 million limitation on deductible compensation.

         A new plan benefits table, as described in the federal proxy rules, is not provided because no grants have been made under the 2003 Plan and all Awards are discretionary. On September 25, 2003, the closing price of the Company's common stock was $7.10. As of that date, approximately 1,200 persons were eligible to receive Awards under the 2003 Plan.

         Stockholder Approval

         In order to be approved, the 2003 Plan must receive the affirmative vote of a majority of shares present in person or by proxy and entitled to vote at the Annual Meeting.

         The Board of Directors Recommends a Vote FOR Approval of the GP Strategies Corporation 2003 Incentive Stock Plan.

                      EQUITY COMPENSATION PLAN INFORMATION

         The following is information as of September 15, 2003 about shares of Company Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's Non-Qualified Stock Option Plan. For a description of the material terms of the Company's Non-Qualified Stock Option Plan, see Note 11 to the Notes to the Consolidated Financial Statements included in the Company's Annual Report for the year ended December 31, 2002.



         Plan category            Number of securities        Weighted average          Number of securities
                                   to be issued upon          exercise price of       remaining available for
                                      exercise of           outstanding options,       future issuance under
                                  outstanding options,       warrants and rights        equity compensation
                                  warrants and rights                                     plans (excluding
                                                                                      securities reflected in
                                                                                            column (a))
                                 (a) (b) (c)
   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------
   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------
   Equity compensation
   plans approved by
   security holders                        -                          -                          -

   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------
   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------
   Equity compensation
   plans not approved by
   security holders                   2,663,631(i)                $6.45(i)                  660,160(ii)

   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------
   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------

   Total                              2,663,631                   $6.45                      660,160
   -------------------------- -- ----------------------- -- ---------------------- -- -------------------------


(i) Does not include warrants to purchase 300,000 shares of Common Stock issued to a financial consulting firm at an exercise price of
 $4.60 per share.
(ii) Does not include shares of Common Stock that may be issued to directors of the Company as director's fees.


                                PERFORMANCE GRAPH

    The following table compares the performance of the Common Stock for the periods indicated with the performance of the NYSE Market Index and the MG Group Index/Education and Training Services assuming $100 were invested on December 31, 1997 in the Common Stock, the NYSE Market Index and the MG Group Index/Education and Training Services. Values are as of December 31 of the specified year assuming that all dividends were reinvested:

                     Compare 5-Year Cumulative Total Return
                           among GP Strategies Corp.,
                      NYSE Market Index AND MG Group Index

[LINE GRAPH]

                      ASSUMES $100 INVESTED ON JAN. 1, 1998
                           ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2002


                                      Base
                                     Period
                Company/Index Name                 Dec 1997   Dec 1998  Dec 1999  Dec 2000   Dec 2001  Dec 2002
           ---------------------------            -------------------------------------------------------------
            GP STRATEGIES                         $ 100.00   $ 108.11  $  44.14  $  31.08   $  27.39  $  36.40
            NYSE MARKET INDEX                       100.00     112.45     72.45    115.31     126.58    134.79
            MG GROUP INDEX/EDUCATION
              AND TRAINING SERVICES                 100.00     118.99    130.30    133.40     121.52     99.27

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's securities, to file reports of ownership and changes in ownership with the SEC and the NYSE, and to furnish such reports to the Company.

         Based solely on a review of copies of such reports for 2002, the Company believes that during 2002, all reports applicable to its officers, directors and greater than 10% beneficial owners were filed on a timely basis, except that Admiral Kauderer filed one late report and Douglas Sharp filed two late reports.

             RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS AUDITORS

    The Audit Committee has recommended, and the Board of Directors has selected, the firm of KPMG LLP to serve as independent auditors for the Company for the year ending December 31, 2003. KPMG LLP has audited the accounts of the Company since 1970. KPMG LLP has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The stockholder's ratification of the appointment of KPMG LLP will not impact the Audit Committee's responsibility pursuant to its charter, to appoint, replace and discharge the independent auditors. In the event the stockholders fail to ratify this selection, the matter of the selection of independent auditors will be reconsidered by the Board of Directors.

    A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions from stockholders.

                              STOCKHOLDER PROPOSALS

    Stockholders may present proposals for inclusion in the Company's 2004 proxy statement provided they are received by the Company no later than June 4, 2004 (or, if the date of the 2004 annual meeting of stockholders is changed by more then 30 days from the date of the 2003 Annual Meeting of Stockholders, a reasonable time before the Company begins to print and mail its proxy materials for the 2004 Annual Meeting of Stockholders) and are otherwise in compliance with applicable SEC regulations. In addition to the above requirements, the Company's By-laws provide that any stockholder wishing to nominate a candidate for director or to propose other business at an annual meeting of stockholders of the Company must give written notice that is received by the Secretary of the Company not less than 90 days prior to the anniversary date of the immediately preceding annual meeting of stockholders (no later than July 31, 2004 with respect to the 2004 Annual Meeting of Stockholders); provided that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, such notice must be received not later than the close of business on the tenth day following the day on which public disclosure of the date of the annual meeting was first made. Such notice must provide certain information specified in the Company's By-laws. Copies of the Company's By-laws are available to stockholders without charge upon request to the Company's Secretary at the Company's address set forth above.

                                     GENERAL

    So far as is now known, there is no business other than that described above to be presented for action by the stockholders at the meeting, but it is intended that the proxies will be voted upon any other matters and proposals that may legally come before the meeting and any adjournments thereof in accordance with the discretion of the persons named therein.

                              COST OF SOLICITATION

    The cost of solicitation of proxies will be borne by the Company. It is expected that the solicitations will be made primarily by mail, but employees or representatives of the Company may also solicit proxies by telephone or telegraph and in person, and arrange for brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals at the expense of the Company.

Lydia M. DeSantis
Secretary

                                                              APPENDIX A

                         AMENDED AUDIT COMMITTEE CHARTER

I.       Overview.

         The Audit Committee is appointed by the Board of Directors (the "Board") to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and to assist in Board oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company's system of internal controls; (3) the compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company's independent auditors; and (5) the performance of the Company's independent and internal auditors. The Audit Committee shall have the authority to engage, and obtain advice and assistance from, outside legal, accounting and other advisers, and the Company shall provide appropriate funding therefore as determined by the Audit Committee.

II.      Committee Membership.

         The Audit Committee of the Board shall consist of a minimum of three directors. The members shall be appointed by the Board and may be removed by the Board in its discretion. The members shall meet the independence, experience and expertise requirements of the applicable provisions of the federal securities laws and the NYSE listing standards for audit committee members and at all times, beginning as soon as practicable after adoption of this Charter, at least one member shall be an audit committee "financial expert" as that term is defined by applicable Securities and Exchange Commission and NYSE rules and regulations.

III.     Committee Powers, Authority, Duties and Responsibilities.

A.       Approval of Audit and Non-Audit Services.

o The Audit Committee shall have the sole authority to appoint the independent auditors of the Company, approve the compensation of the independent auditors, and discharge or replace the independent auditors.

o The Audit Committee shall approve in advance the provision by the independent auditors of all services to the Company whether or not related to the audit. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors.

B.       Independent Auditor Evaluation.

o The Audit Committee shall receive from, and discuss with, the independent auditors, periodic reports, at least annually regarding: the auditors' independence; the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company.

o The Audit Committee shall evaluate the performance of the independent auditors at such times as are appropriate.

o The Audit Committee will oversee Company hiring policies for former employees of the independent auditors.

C.       Planning and Reviewing Auditing Activities.

o The Audit Committee shall meet with the independent auditors prior to the annual audit to review the planning and staffing of the audit and other examinations or reviews of the Company's quarterly, annual and other financial information.

o The Audit Committee shall also review with management and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of internal and external audit resources.

o In connection with the annual audit, the Audit Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and management's response to any such problems or difficulties and to any management letter.

o The Audit Committee shall review major changes to the Company's auditing and accounting principles and practices suggested by the independent auditors or management.

o The Audit Committee shall inquire of management, internal auditors and the Company's independent auditors concerning any deficiencies in the Company's policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective actions.

o The Audit Committee shall review the appointment and replacement of the senior internal auditing executive, if any.

o The Audit Committee shall review any significant reports to management provided by the internal auditing department, if any, and management's responses.

D. Review of Unaudited and Audited Financial Statements, Earnings Releases, Preparation of Proxy Disclosure.

o The Audit Committee shall review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition," the adequacy of internal controls that could significantly affect the Company's financial statements, any material correcting adjustments that have been identified by the independent auditors, any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees.

o The Audit Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Company's annual report on Form 10-K.

o The Audit Committee shall review analyses and reports prepared by management and the independent auditors of significant financial reporting issues and judgments and critical accounting policies and practices in connection with the preparation of the Company's financial statements and the ramifications of the use of alternative disclosures and treatments, the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

o The Audit Committee shall meet periodically with management and the independent auditors to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee shall also review and evaluate the Company's processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

o The Audit Committee shall review with management and the independent auditors the Company's quarterly financial statements and the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in the Company's Form 10-Q's.

o The Audit Committee shall review with management and the independent auditors, as appropriate, earnings, press releases and financial information.

o The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement and shall receive the information to be provided by the independent auditors for inclusion in the proxy statement, including with regard to fees relating to the audit.

E.         Review of Conflicts of Interest.

o The Audit Committee shall review Company policies and procedures with respect to Company transactions in which officers or directors have an interest; where appropriate, including when their review is requested by management or the independent auditors, review policies and procedures with regard to officer use of corporate assets and consider the results of any review of these areas by the independent auditors.

o The Audit Committee shall review all related party transactions and similar matters to the extent required by the NYSE's listing standards to be approved by an audit committee or comparable body.

F. Compliance with Law and the Procedures for Handling complaints about Accounting Matters.

o The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o The Audit Committee shall review with the Board as necessary in the Audit Committee's judgment the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct, if any.

o The Audit Committee shall obtain reports from management and the independent auditors that the Company's foreign affiliates and subsidiaries, if any, are in conformity with applicable legal requirements.

o The Audit Committee shall discuss with the independent auditors any information brought to its attention by the auditors regarding potential illegal acts and shall handle such information as required by appropriate law.

o The Audit Committee shall review with the Company's general counsel legal and regulatory matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from external counsel, regulators or governmental agencies.

G. Periodic Reports to the Board, Executive Sessions and Annual Review.

o The Audit Committee shall make a report to the Board at the next regularly scheduled meeting following a meeting of the Audit Committee accompanied by any recommendation to the Board.

o The Audit Committee shall meet at least annually with the chief financial officer, and the general counsel, and the independent auditors, each in separate executive sessions.

o The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

o             The Audit Committee shall annually review its own performance.

H.       Conducting or Authorizing Investigations.

o The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

o The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigations.

o The Audit Committee may ask members of management or others to attend its meetings and provide pertinent information as necessary.

IV.      Responsibilities of Others.

                  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company Code of Conduct, if any.

As approved by the Board of Directors and made effective on September 18, 2003

                                                                      Appendix B
                            GP STRATEGIES CORPORATION
                            2003 INCENTIVE STOCK PLAN

         Section 1.        Purpose of the Plan

The purpose of this 2003 Incentive Stock Plan (the "Plan") is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of GP Strategies Corporation (the "Company") by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company's stockholders.

         Section 2.        Definitions

         As used in the Plan,

         "Award" means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Company Stock as may be designated by the Committee from time to time.

         "Board" means the Board of Directors of the Company.

         "Class B Stock shall mean the Class B Capital Stock, par value $.01 per share of the Company.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         "Committee" shall mean the Compensation Committee of the Board, which Committee shall consist solely of two or more outside directors within the meaning of Treas. Reg. ss. 1.163-27(e)(3).

         "Common Stock" means the Common Stock, par value $.01 per share, of the Company.

         "Company" means GP Strategies Corporation, a Delaware corporation.

         "Company Stock" shall mean the Common Stock or the Class B Stock.

         "Covered Employee" means a "covered employee" as that term is defined in Section 162(m)(3) of the Code or any successor provision.

         "Effective Date" has the meaning set forth in Section 18.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Fair Market Value" of Company Stock of either class, as of a date of determination, shall mean the following:

                  (a) Class Listed and Shares Traded On Date Of Determination. If such class of Company Stock is listed and traded on a national securities exchange (as such term is defined by the Exchange Act) or on the Nasdaq Stock Market on the date of determination, the Fair Market Value per share shall be the last sale price of a share of such class of Company Stock on the applicable national securities exchange or Nasdaq Stock Market on the date of determination at the close of trading on such date. If such class of Company Stock is traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the date of determination.

                  (b) Class Listed But No Shares Traded On Date Of Determination. If such class of Company Stock is listed on a national securities exchange or on the Nasdaq Stock Market but no shares of such class of Company Stock are traded on the date of determination but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the last sale price of such class of Company Stock on the most recent trade date before the date of determination at the close of trading on such date. If such class of Company Stock is regularly traded in the over-the-counter market but no shares of such class of Company Stock are traded on the date of determination (or if records of such trades are unavailable or burdensome to obtain) but there were shares traded on dates within a reasonable period before the date of determination, the Fair Market Value shall be the average of the closing bid and asked prices of such class of Company Stock on the most recent date before the date of determination. If such class of Company Stock is listed on a national securities exchange or on the Nasdaq Stock Market or are traded in the over-the-counter market but no shares of such class of Company Stock are traded on the date of determination or within a reasonable period before the date of determination, then the Committee shall determine the Fair Market Value of such class of Company Stock from all relevant available facts, which may include opinions of independent experts as to value and may take into account any recent sales and purchases of such class of Company Stock to the extent they are representative.

                  (c) Class Not Listed. If such class of Company Stock is not listed on a national securities exchange or on the Nasdaq Stock Market and is not regularly traded in the over-the-counter market, then the Committee shall determine the Fair Market Value of such class of Company Stock from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination or opinions of independent experts as to value and may take into account any recent sales and purchases of such class of Company Stock to the extent they are representative.

         "Grant Date" means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

         "Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined in
Section 422 of the Code or any successor provision.

         "Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

         "Nonrecurring Items" means nonrecurring items deemed not reflective of the Company's core operating performance, including, but not limited to, exogenous events, acquisitions, divestitures, changes in accounting principles or "extraordinary items" determined under generally accepted accounting principles.

         "Option" means a right to purchase Company Stock granted under Section
7.

         "Participant" means any eligible person as set forth in Section 5 to whom an Award is granted.

         "Performance Criteria" has the meaning set forth in Section 11.1.

         "Performance Share" has the meaning set forth in Section 10.1.

         "Performance Unit" has the meaning set forth in Section 10.2.

         "Plan" means this GP Strategies Corporation 2003 Incentive Stock Plan.

         "Related Company" means any entity that is directly or indirectly controlled by the Company, as determined under section 424 of the Code.

         "Reload Option" means an Option granted to a Participant who exercises a previously held Option by surrendering Company Stock for all or part of the exercise price, pursuant to the provisions of Section 7.8.

         "Restricted Stock" means an Award of shares of Company Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Committee.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Stock Appreciation Right" has the meaning set forth in Section 8.1.

         "Stock Unit" means an Award granted under Section 9 denominated in units of Common Stock and/or Class B Stock.

         "Substitute Awards" means Awards granted or shares of Common Stock and/or Class B Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines in accordance with the rules of section 424 of the Code.

         "Termination of Service," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Committee, and such determination shall be final. Transfer of a Participant's employment or service relationship between wholly owned subsidiaries of the Company, or between the Company and any wholly owned subsidiary of the Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

         Section 3.        Administration

         3.1               Administration of the Plan

         The Plan shall be administered by the Committee.

         3.2               Administration and Interpretation by Committee

         Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan and the Code as may from time to time be adopted by the Board, to (a) select the eligible persons as set forth in Section 5 to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Company Stock to be covered by each Award granted under the Plan; (d) determine whether shares of Company Stock to be covered by each Award granted under the Plan shall be shares of Common Stock or shares of the Class B Stock;
(e) determine the terms and conditions of any Award granted under the Plan; (f) approve the forms of agreements for use under the Plan; (g) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Company Stock or other property or canceled or suspended; (h) determine whether, to what extent and under what circumstances cash, shares of Company Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant;
(i) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (j) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan;
(k) delegate ministerial duties to such of the Company's officers as it so determines; and (l) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any eligible person.

         Section 4.        Shares Subject to the Plan

         4.1               Authorized Number of Shares

         Subject to adjustment from time to time as provided in Section 15, the maximum number of shares of Company Stock available for issuance under the Plan shall be 2,000,000, of which no more than 500,000 may be shares of Class B Stock.
         4.2               Share Usage

         (a) Shares of Common Stock and/or Class B Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock and/or Class B Stock are issued under the Plan to a Participant and thereafter are reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock and/or Class B Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, (ii) covered by an Award that is settled in cash, or
(iii) reacquired by the Company on the open market using cash proceeds received by the Company from the exercise of Options shall be available for Awards under the Plan. The number of shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares or credited as additional Restricted Stock, Stock Units, Performance Shares or Performance Units. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.

         (b) Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

         4.3               Limitation

Subject to adjustment as provided in Section 15, no Participant shall be eligible to receive in any one calendar year Awards relating to more than 150,000 shares of Company Stock.

         Section 5.        Eligibility

         An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities. The above are "eligible persons."

         Section 6.        Awards

         6.1               Form and Grant of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.

         6.2               Evidence of Awards

         Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

         Section 7.        Options

         7.1               Grant of Options

         The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

         7.2               Option Exercise Price

         The exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock and/or Class B Stock issuable pursuant to the Option on the Grant Date, except in the case of Substitute Awards. In no event shall the Committee, without the prior approval of the Company's stockholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.

         7.3               Term of Options

         Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be as established for that Option by the Committee and set forth in the instrument that evidences that Option or, if not so established, shall be ten years from the Grant Date.

         7.4               Exercise of Options

         The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

         To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

         7.5               Payment of Exercise Price

         The exercise price for shares purchased under an Option shall be paid in full as directed by the Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee as indicated in the instrument evidencing the Option for that purchase, which forms may include: (a) check; (b) wire transfer; (c) tendering by attestation shares of Company Stock already owned by the Participant that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; or (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board.

         7.6               Post-Termination Exercise

         The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

         7.7               Incentive Stock Options

         The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Any such Incentive Stock Option by its terms must not be exercisable after the expiration of ten years from the Grant Date for the Incentive Stock Option, must not be exercisable by anyone other than the grantee otherwise than by will or the laws of descent and distribution, must be exercisable, during the grantee's lifetime, only by the grantee, and must state that it is an Incentive Stock Option. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Company Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

         7.8               Reload Options.

         When the Committee grants an Option, it may designate in the instrument that evidences such Option whether a Reload Option accompanies the Option and any limitations that will apply to such Reload Option. Unless otherwise designated by the Committee in the instrument that evidences an Option, such Option shall not be subject to any Reload Options. If it so desires, the Committee may permit multiple, successive Reload Options for an Option, and may designate such in the instrument that evidences an Option; but if no number of Reload Options is specified in the instrument that provides for such Reload Option, then the Option shall be subject to only one Reload Option. If the Committee has designated an Option as having an accompanying Reload Option, the Reload Option shall be for the same number of shares as is surrendered by the Participant in payment of the exercise price of the Option (but not for shares surrendered for tax or other withholding obligations) upon its exercise. The Reload Option shall have the same terms and conditions as the related original Option, including the expiration date of the original Option, except that (i) the exercise price for a Reload Option shall be the Fair Market Value of the Company Stock as of the date of grant of such Reload Option, and (ii) the Reload Option shall become fully exercisable no earlier than six months after its date of grant.

         Section 8.        Stock Appreciation Rights

         8.1               Grant of Stock Appreciation Rights

         The Committee may grant stock appreciation rights ("Stock Appreciation Rights" or "SARs") to Participants at any time on such terms and conditions as shall be set forth in the instrument evidencing the Award. An SAR may be granted in tandem with an Option or alone ("freestanding"). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock and/or Class B Stock, as applicable, on the Grant Date. An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, (a) the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and

(b) in the case of a tandem SAR, (i) the term shall not exceed the term of the related Option and (ii) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

         8.2               Payment of SAR Amount

         Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the excess of the Fair Market Value of the Common Stock and/or Class B Stock, as applicable, on the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

         Section 9.        Restricted Stock and Stock Units

         9.1               Grant of Restricted Stock and Stock Units

         The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or a Related Company or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

         9.2               Issuance of Shares

         Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in cash, shares of Company Stock or a combination of cash and shares of Company Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

         9.3               Dividends and Distributions

         Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Company Stock, Restricted Stock or Stock Units.


         9.4               Waiver of Restrictions

         Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

         Section 10        Performance Shares and Performance Units

         10.1              Grant of Performance Shares

         The Committee may grant Awards of performance shares ("Performance Shares") and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the Participant to a payment in the form of shares of Company Stock upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Covered Employee.

         10.2              Grant of Performance Units

         The Committee may grant Awards of performance units ("Performance Units") and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Awards of Performance Units upon satisfaction of any performance goal by any Covered Employee, and the maximum amount earned by such Covered Employee in any calendar year may not exceed $500,000. The Committee, in its discretion, may substitute actual shares of Company Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.

         Section 11.       Performance Criteria

         11.1              Awards Subject to Performance Goals

         Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan may be made subject to the attainment of performance goals relating to one or more of the following business criteria within the meaning of Section 162(m) of the Code: profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, or earnings before or after taxes); net sales growth; net income (before or after taxes, interest, depreciation and/or amortization); gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets ("Performance Criteria"). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.


         11.2              Use and Calculation of Performance Criteria

         Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Nonrecurring Items. Performance Criteria shall be calculated in accordance with the Company's financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

         Section 12.       Other Stock or Cash-Based Awards

         In addition to the Awards described in Sections 7 through 10, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Company Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

         Section 13.       Withholding

         The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Company Stock or other consideration under the Plan until such tax withholding obligations and other obligations are satisfied.

         The Committee may permit or require a Participant to satisfy all or part of his or her tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant,
(c) having the Company withhold a number of shares of Company Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Company Stock the Participant already owns having a Fair Market Value equal to the tax withholding obligations and other obligations.

         Section 14.       Assignability

         No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries on a Company-approved form who may receive payment under an Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing, with the approval of the Committee and in its sole discretion, an Award may be amended to permit the Participant to transfer Awards under this Plan to such persons as the Committee deems appropriate.

         Section 15.       Adjustments

         In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Company Stock, or any securities exchanged therefore or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Company Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2 all in accordance with section 424 of the Code and the Treasury regulations issued thereunder; (iii) the maximum number and kind of securities that may be issued to an individual in any one calendar year as set forth in Section 4.3; (iv) the maximum number and kind of securities that may be made subject to the different types of Awards available under the Plan; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

         The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

         Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards.

         Section 16.       Amendment and Termination

         16.1              Amendment, Suspension or Termination of the Plan

         The Board or the Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan.

         16.2              Term of the Plan

         Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

         16.3              Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" within the meaning of section 424 of the Code and the Treasury regulations thereunder that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Specifically, the Committee may, with the consent of the person entitled to exercise any outstanding Option, amend an Option in any manner consistent with the provisions of this Plan that it may deem advisable. Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.

         Section 17.       General

         17.1              No Individual Rights

         No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

         Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

         17.2              Issuance of Shares

         Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Company Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

         The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Company Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made. The Company may issue certificates for shares with such legends and subject to such restrictions on transfer and stop-transfer instructions as counsel for the Company deems necessary or desirable for compliance by the Company with federal, state and foreign securities laws. The Company may also require such other action or agreement by the Participants as may from time to time be necessary to comply with applicable securities laws.

         To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Company Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

         17.3              No Rights as a Stockholder

         Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

         17.4              Compliance With Laws and Regulations

         Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

         17.5              No Trust or Fund

         The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Company Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

         17.6              Successors

         All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a merger, consolidation, direct or indirect purchase of all or substantially all the business and/or assets of the Company, or otherwise.

         17.7              Severability

         If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

         17.8              Choice of Law

         The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

         Section 18.       Effective Date

         The Plan shall become effective (the "Effective Date") immediately following stockholder approval of the Plan.

                            GP STRATEGIES CORPORATION

COMMON STOCK              Annual Meeting of Stockholders                  PROXY
                           To Be Held October 29, 2003
           This proxy is solicited on behalf of the Board of Directors

         Revoking any such prior appointment, the undersigned, a stockholder of GP Strategies Corporation, hereby appoints Jerome I. Feldman and Scott N. Greenberg, and each of them, attorneys and agents of the undersigned, with full power of substitution, to vote all shares of the Common Stock and Class B Stock of the undersigned in said Company at the Annual Meeting of Stockholders of said Company to be held at the Westchester Marriott Hotel, 670 White Plains Road, Tarrytown, New York on October 29, 2003, at 10:00 a.m., local time, and at any adjournments thereof, as fully and effectually as the undersigned could do if personally present and voting, hereby approving, ratifying and confirming all that said attorneys and agents or their substitutes may lawfully do in place of the undersigned as indicated below.

         This proxy when properly executed will be voted as directed. If no direction is indicated, this proxy will be voted For proposals (1), (2) and (3).

1. Election for Directors: Harvey P. Eisen, Jerome I. Feldman, Marshall S. Geller, Scott N. Greenberg, Roald Hoffmann, Bernard M. Kauderer, Mark
         A. Radzik, Ogden R. Reid, and Gordon Smale.

         __ For              __ Withhold                    __ For All Except

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


2. To approve the Company's 2003 Incentive Stock Plan.

         __ For               __  Against                   __  Abstain


3. To ratify the Board of Directors' appointment of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 2003.

         __ For               __  Against                   __  Abstain


4. Upon any other matters which may properly come before the meeting or any adjournments thereof.

                                    Please sign exactly as name appears below.

Dated                                      , 2003
      -------------------------------------


                                                               Signature

                                                     Signature if held jointly

        Please mark, sign, date and return the proxy card promptly using the enclosed envelope. When shares are held by joint tenants both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.